ANNUAL REPORT

September 30, 1997                                                   THE OAKMARK
                                                                            FUND


                                                                     THE OAKMARK
                                                                     SELECT FUND


                                                                     THE OAKMARK
                                                                  SMALL CAP FUND


                                                                     THE OAKMARK
                                                                      EQUITY AND
                                                                     INCOME FUND


                                                                     THE OAKMARK
                                                                   INTERNATIONAL
                                                                            FUND


                                                                     THE OAKMARK
                                                                   INTERNATIONAL
                                                                  SMALL CAP FUND

MEMBER OF
------------
100% NO LOAD
MUTUAL FUND
COUNCIL
------------

Managed by
HARRIS
ASSOCIATES L.P.

                                   OAKMARK

The Oakmark Family of Funds
     1997 Annual Report
     ...........................................................................

     Letter from the Chairman and President..................................  1

     The Oakmark Family of Funds Summary.....................................  2

     The Oakmark Fund
       Letter from the Portfolio Manager.....................................  4
       Schedule of Investments...............................................  6

     The Oakmark Select Fund
       Letter from the Portfolio Manager.....................................  9
       Schedule of Investments............................................... 11

     The Oakmark Small Cap Fund
       Letter from the Portfolio Manager..................................... 13
       Schedule of Investments............................................... 15

     The Oakmark Equity and Income Fund
       Letter from the Portfolio Manager..................................... 18
       Schedule of Investments............................................... 20

     The Oakmark International Fund
       Letter from the Portfolio Manager..................................... 24
       International Diversification Chart................................... 26
       Schedule of Investments............................................... 27

     The Oakmark Int'l Small Cap Fund
       Letter from the Portfolio Manager..................................... 31
       International Diversification Chart................................... 33
       Schedule of Investments............................................... 34

     Financial Statements
       Statement of Assets and Liabilities................................... 38
       Statement of Operations............................................... 40
       Statement of Changes in Net Assets.................................... 44
       Notes to Financial Statements......................................... 50

     Trustees and Officers................................................... 65

     For More Information:

     Access our web site at www.oakmark.com to obtain the current NAV of a fund, a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275).

     24-Hour Net Asset Value Hotline and Web Site:
     To obtain the current net asset value of a fund, please call 1-800-GROWOAK (1-800-476-9625) or access our web site at www.oakmark.com

Letter from the Chairman and President...
 ................................................................................

Dear Fellow Shareholders:
     In my new role as Chairman, I am pleased to share the authorship of this letter with Bob Levy, the recently elected president of The Oakmark Funds. Bob is also the president and CEO of Harris Associates, the investment adviser and management of The Oakmark Family of Funds.

[PHOTO APPEARS HERE]

     We are pleased to present the annual report for The Oakmark Family of Funds for our new fiscal year-end, September 30, 1997. Our fiscal year-to-date numbers reflect our shortened (11 month) year which resulted from the alignment of our fiscal quarters with the calendar quarters upon which most other funds report.
     For the 3-month period ended September 30, 1997, our four domestic funds, Oakmark, Equity and Income, Small Cap and Select, enjoyed especially strong returns. During the same period, our two international funds lagged somewhat with a strong divergence in the performance of the Oakmark International large cap holdings (+2.6%) versus the performance of the smaller companies in Oakmark International Small Cap (-3.9%). We suspect that just as the domestic small cap stocks have gained attention when their relative values became compelling, so too will their international counterparts. As long-term value investors, we have learned the advantage of being contrarian at times. We buy value when we identify it, as opposed to when others write about it.
     The Oakmark International Fund has just celebrated its fifth birthday and we are pleased and gratified that it has joined its sibling Oakmark Fund in earning a 5-Star (5 STARS) rating by Morningstar.
     For those of you looking ahead to IRA contributions, it is our intention to offer prototype Roth and Educational IRA accounts under the new 1997 Tax Act.
     We appreciate your confidence in investing with us.

     Very truly yours,

/s/ Victor Morgenstern
    Victor Morgenstern
    Chairman

/s/ Robert M. Levy
    Robert M. Levy
    President

The Oakmark Family of Funds

    Summary Information
    ................................................................................................
                                                                                The Oakmark
Performance for Period Ended                    The Oakmark                        Select
September 30, 1997                                  Fund                            Fund
----------------------------------------------------------------------------------------------------
3 Months                                            6.3%                           15.2%
 ....................................................................................................
6 Months                                           22.5%                           34.6%
 ....................................................................................................
11 Months (fiscal year)                            36.0%                           63.4%
 ....................................................................................................
1 Year                                             37.1%                            N/A
 ....................................................................................................
Average Annual Total Return for:
 3 Year                                            24.9%                            N/A
 ....................................................................................................
 5 Year                                            25.3%                            N/A
 ....................................................................................................
 Since inception                                   30.7%                           63.4%*

Value of $10,000                                  $52,009                        $16,340
from inception date                               (8/5/91)                       (11/1/96)
----------------------------------------------------------------------------------------------------
Top Five Holdings                         Banc One                      Tele-Communications,
as of September 30, 1997                   Corporation         7.0%      Liberty Media
                                          Philip Morris                  Class A               14.7%
Company and % of Total Net Assets          Companies, Inc.     6.5%     U.S. Industries, Inc.  14.4%
                                          Mellon Bank                   USG Corporation         8.2%
                                           Corporation         6.0%     PartnerRe Ltd.          7.2%
                                          Tele-Communications,          Cablevision Systems
                                           Inc., Class A       4.2%      Corporation            4.5%
                                          Columbia/HCA
                                           Healthcare Corp.    4.0%
----------------------------------------------------------------------------------------------------
Top Five Industries                       Other Consumer                TV Programming         14.7%
as of September 30, 1997                   Goods & Services    17.8%    Diversified
                                          Food & Beverage      16.6%     Conglomerates         14.4%
Industries and % of Total Net Assets      Broadcasting &                Other Consumer
                                           Publishing          14.5%     Goods & Services      11.6%
                                          Banks                13.0%    Broadcasting &
                                          Foreign Securities    5.2%     Cable TV               8.9%
                                                                        Building Materials &
                                                                         Construction           8.2%

   * Not Annualized

2  The Oakmark Family of Funds

 ...............................................................................................................................


         THE OAKMARK                       THE OAKMARK                      THE OAKMARK                     THE OAKMARK
          SMALL CAP                        EQUITY AND                      INTERNATIONAL                   INTERNATIONAL
            FUND                           INCOME FUND                          FUND                       SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------------------
            15.2%                             10.3%                             2.6%                           -3.9%
 ...............................................................................................................................
            33.6%                             21.9%                            11.1%                            4.9%
 ...............................................................................................................................
            54.2%                             31.2%                            27.2%                           11.1%
 ...............................................................................................................................
            53.5%                             33.3%                            26.9%                            9.3%
 ...............................................................................................................................

             N/A                               N/A                             15.1%                            N/A
 ...............................................................................................................................
             N/A                               N/A                             18.4%                            N/A
 ...............................................................................................................................
            44.8%                             22.7%                            18.4%                           13.1%

           $20,340                           $14,810                          $23,283                         $12,672
          (11/1/95)                         (11/1/95)                        (9/30/92)                       (11/1/95)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc.    6.6%     Chrysler Corporation      3.3%     Tomkins plc           4.9%      Lambert Fenchurch
People's Bank of                  PartnerRe Ltd.            3.2%     Quilmes                           Group plc           5.6%
  Bridgeport, CT         6.0%     U.S. Industries, Inc.     3.2%       Industrial SA       4.9%      Recordati             4.7%
Catellus Development              Tele-Communications,               Cordiant plc          4.6%      Vardon plc            4.2%
  Corporation            4.6%       Liberty Media                    Sedgwick Group plc    4.0%      JCG Holdings Ltd.     3.9%
RenaissanceRe                       Class A                 3.2%     AB Volvo              3.8%      Daimon                3.9%
  Holdings Ltd           4.1%     Juno Lighting, Inc.       3.1%
Ralcorp Holdings, Inc.   3.7%

-------------------------------------------------------------------------------------------------------------------------------
Insurance               13.2%     U.S. Government                    Food & Beverage      21.0%      Other Industrial
Other Industrial Goods              Bonds                  25.4%     Telecommunications    9.6%        Goods & Services   13.4%
  & Services            12.7%     Other Consumer                     Consumer                        Household Products   10.0%
Other Consumer                      Goods & Services       10.4%       Non-Durables        8.0%      Other Financial       9.5%
  Goods & Services       8.5%     Broadcasting &                     Banks                 7.0%      Other Consumer
Banks                    8.3%       Publishing              9.0%     Other Industrial Goods            Goods & Services    9.4%
Broadcasting &                    Banks                     8.0%       & Services          7.0%      Food & Beverage       8.2%
  Publishing             7.4%     Automotive                8.0%


                                                  THE OAKMARK FAMILY OF FUNDS  3

The Oakmark Fund

Report from Robert J. Sanborn, Portfolio Manager
 ................................................................................

[PHOTO APPEARS HERE]

Annual Portfolio Update

A year ago (or, more exactly, eleven months ago), I wrote:

     The Oakmark Fund's fiscal year ended October 31, 1996 was eerily reminiscent of our 1995 fiscal year. As Yogi Berra might say, "It's deja vu all over again." A very similar macroeconomic environment--slow, steady growth; continued low inflation, with the price of gold down again; long-term interest rates down again--provided a good context for equities. As in fiscal 1995, your Fund generated strong absolute returns but lagged behind those of the Standard & Poor's 500.

In reviewing the 1997 fiscal year, I can only say, "Play it again, Yogi." For, yet again, inflation continues to remain subdued, and the price of gold declined again; long-term interest rates declined again, this time from more than 6.7% to less than 6.4%. With the continuation of steady growth and with companies increasingly being run for the benefit of their owners, the context for US equities was (and remains) favorable. Your Fund generated strong positive returns of 36.0%, about a half a percentage point less than the Standard & Poor's 500.

Our patience in our cable investments--Tele-Communications Inc., U.S. West Media Group, and TCI Liberty Media, Cl A--was well-rewarded. These stocks were among our best performers, up 71%, 43%, and 74%, respectively. Other standouts among our larger holdings include Mellon (+71%), Brunswick (+50%), and Knight-Ridder (+48%). Among our worst performers were Black & Decker (-2%), DeBeers (+2%), and Nabisco (+15%). Our largest holding, Philip Morris, slightly outperformed the market despite its ubiquity in the media. 1998 looms as another news-filled year for that company, but through it all we will continue to keep our eyes on the long term.

--------------------------------------------------------------------------------
The value of a $10,000 investment in The Oakmark Fund from its inception (8/5/91) to present (9/30/97) as compared to the Standard & Poor's 500 Index

[GRAPH APPEARS HERE]


                                                                       Average Annual Total Return*
9/30/97 NAV $41.21                                                           Through 9/30/97
                                                    Total Return           From Fund Inception
                                                     Last 2 mos.                  8/5/91
---------------------------------------------------------------------------------------------------
The Oakmark Fund                                        0.8%                      30.7%
Standard & Poor's 500 Stock Index w/inc**              -0.4%                      18.7%
Dow Jones Industrial Average w/inc**                   -3.1%                      20.1%
Value Line Composite Index**                            4.8%                      11.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future success.

4  The Oakmark Fund

 ................................................................................

In general, your portfolio businesses once again performed at least in line with expectations. I can point to very few disappointments over the year. Part of this is due to the overall strong economy, part is due to your Fund's current preference for high-quality businesses, and part is due to our exceptional research effort. While the "market" is up a lot, I continue to believe that your portfolio represents very solid value. It will probably perform relatively better in a less buoyant overall market, but is a good value in any case.

Our portfolio turnover was low during the past year. We have added one new significant holding, Columbia/HCA Healthcare, the hospital company that remains in the news. As the stock declined dramatically due to revelations about its business practices, we have established a large investment based on our perceptions that the underlying value of the company's assets is worth far more than the stock price, and that top management (in the form of CEO Tom Frist) is very incentivised to maximize long-term value. We sold only one large holding, Torchmark, over the course of the year.

Your Fund--like all of the funds in The Oakmark Family of Funds--remains concentrated. Your twenty largest holdings comprise three-quarters of our equities; our top ten comprise more than 50% of our equities. As fund companies relentlessly attempt to exploit new marketing opportunities, one fad is concentrated investing. Many firms are launching funds not necessarily because they believe in concentrated investing, but because they perceive an opportunity to attract assets. At Harris Associates and The Oakmark Family of Funds, we have had concentrated portfolios in our separate accounts since 1976, and in each of our Funds since inception. It is a core investment value firm-wide.

Contrasting our approach with that of other well-known funds is instructive. For instance, the world's largest mutual fund has over 400 holdings, ten times the number of holdings in your Fund. Its ten largest holdings constitute less than 15% of its assets, whereas The Oakmark Fund's ten largest holdings approach 50% of the Fund. During the tenure of this other fund's prior portfolio manager, annual turnover at that fund reached 155%, meaning the average stock was held for about eight months. The Oakmark Fund's turnover is around 20%, meaning the average stock is typically held for about five years. At The Oakmark Fund, we make our positions large enough to matter, and we use a time horizon that is consistent with the term "investor".

Sometimes I read an article that reminds me that our approach, which seems so logical to all of us, is not the industry norm. A recent article in The Wall Street Journal "Heard on the Street" column on McDonald's quoted a large institutional investor as saying he had cut his position in MCD from 2% of his portfolio to 1%, and would not restore it back to 2% until he saw some sign that results are improving. When we read this, we do not know where to begin with critiquing this thought process. First, in our view, this investor is taking MCD from a fairly insignificant position to a very insignificant investment. Why have trivial investments? Second, by the time this company shows improvements, its price will undoubtedly rise.

Many ask me what is the recipe for the success of all the funds in The Oakmark Family of Funds. I think it is fairly simple. First, we have a consistent investment philosophy throughout the entire firm. We all believe in it, and we all speak the same language. Second, we continue to maintain, in a business increasingly resembling the NBA with regard to loyalty, a stable group of investment professionals. Third, we have an investment culture first and foremost. I am biased, but I do not believe there is a better investment firm than Harris Associates, or a better fund family than The Oakmark Family of Funds.

Personally, I want to thank each of you for the support you have shown The Oakmark Fund, and all our Funds.

/s/ Robert J. Sanborn

Robert J. Sanborn


Portfolio Manager
rsanborn@oakmark.com


October 13, 1997

                                                             The Oakmark Fund  5

The Oakmark Fund

                  Schedule of Investments--September 30, 1997
 ................................................................................

                                         Shares Held   Market Value
--------------------------------------------------------------------

Common Stocks--88.9%

Food & Beverage--16.6%
 Philip Morris Companies Inc.             10,260,700  $  426,460,344
 Anheuser-Busch Companies Inc.             5,495,400     247,979,925
 H.J. Heinz Company                        4,007,250     185,084,860
 Nabisco Holdings Corporation              3,572,100     152,037,506
 Gallaher Group Plc (a) (b)                3,835,500      73,593,656
 CPC International, Inc.                     130,000      12,041,250
 M & F Worldwide Corp. (a)                   300,000       2,850,000
                                                      --------------
                                                       1,100,047,541

Retail--0.6%
 Carson Pirie Scott & Company (a) (c)      1,000,000  $   39,437,500

Other Consumer Goods & Services--17.8%
 Columbia/HCA Healthcare Corporation       9,210,000  $  264,787,500
 The Black & Decker Corporation (c)        7,034,200     262,023,950
 Polaroid Corporation (c)                  4,332,000     221,744,250
 Brunswick Corporation                     3,578,800     126,152,700
 Mattel, Inc.                              3,303,800     109,438,375
 Fortune Brands, Inc.                      2,560,500      86,256,844
 First Brands Corporation                  1,070,400      28,633,200
 Whitman Corporation                         957,500      26,091,875
 Juno Lighting, Incorporated (c)           1,085,000      18,580,625
 GC Companies, Inc. (a) (c)                  397,000      17,071,000
 Arctic Cat, Inc.                            957,500      11,011,250
 Justin Industries                           601,500       8,082,656
                                                      --------------
                                                       1,179,874,225

Banks--13.0%
 Banc One Corporation                      8,273,226  $  461,749,426
 Mellon Bank Corporation                   7,213,100     394,917,225
                                                      --------------
                                                         856,666,651

Insurance--1.6%
 Old Republic International Corporation    2,748,620  $  107,196,180

Other Financial--5.1%
 AMBAC, Inc (c)                            4,389,800  $  178,609,987
 Fannie Mae                                3,307,500     155,452,500
                                                      --------------
                                                         334,062,487

6  The Oakmark Fund

The Oakmark Fund

               Schedule of Investments--September 30, 1997 cont.
 ................................................................................


                                                   Shares Held     Market Value
--------------------------------------------------------------------------------
Common Stocks--88.9% (cont.)

Broadcasting & Publishing--14.5%
 Tele-Communications, Inc., Class A (a)             13,379,179    $  274,273,169
 Knight-Ridder, Inc. (c)                             4,650,000       254,006,250
 Dun & Bradstreet Corporation                        6,841,300       194,121,888
 ACNielsen Corporation (a) (c)                       4,764,000       114,336,000
 Tele-Communications, Liberty Media, Class A (a)     3,657,741       109,503,621
 TCI Satellite Entertainment, Inc., Class A (a)      1,217,917         9,210,497
                                                                  --------------
                                                                     955,451,425

Telecommunications--3.4%
 U.S. West Media Group (a)                          10,085,400    $  225,030,488

Managed Care Services--1.6%
 Foundation Health Systems, Inc. (a)                 3,323,510    $  106,352,320

Medical Products--1.0%
 Sybron International Corporation (a)                1,567,800    $   67,317,413

Aerospace & Defense--4.4%
 Lockheed Martin Corporation                         1,935,000    $  206,319,375
 The Boeing Company                                  1,586,000        86,337,875
                                                                  --------------
                                                                     292,657,250

Other Industrial Goods & Services--4.1%
 Fort James Corporation                              2,894,100    $  132,585,956
 Bandag Incorporated, Class A                        1,104,100        56,723,138
 SPX Corporation (c)                                   875,200        51,308,600
 The Geon Company                                      971,600        19,917,800
 Premark International, Inc.                           328,400        10,508,800
                                                                  --------------
                                                                     271,044,294
Foreign Securities--5.2%
 DeBeers Consolidated Mines Limited ADR (b)          4,071,000    $  119,840,063
 YPF Sociedad Anonima (b)                            3,025,600       111,569,000
 Unilever NV (b)                                       476,000       101,209,500
 European Vinyls Corporation International N.V.        547,700        12,933,678
                                                                  --------------
                                                                     345,552,241

 Total Common Stocks (Cost: $3,861,010,117)                        5,880,690,015

See accompanying notes to financial statements.              The Oakmark Fund  7

The Oakmark Fund

               Schedule of Investments--September 30, 1997 cont.

                                               Principal Value    Market Value
------------------------------------------------------------------------------
Short Term Investments--11.4%

U.S. Government Bills--2.2%
 United States Treasury Bills, 5.07%-5.40%
   due 10/16/1997-1/29/1998                       $150,000,000  $  148,839,664
                                                                --------------
 Total U.S. Government Bills                                       148,839,664

Commercial Paper--8.8%
 American Express Credit Corp., 5.49%-5.58%
   due 10/1/1997-11/4/1997                        $175,000,000     175,000,000
 Ford Motor Credit Corp., 5.48%-6.15%
   due 10/1/1997-10/22/1997                        175,000,000     175,000,000
 General Electric Capital Corporation,
   5.50%-6.38% due 10/1/1997-11/3/1997             230,000,000     230,000,000
                                                                --------------
 Total Commercial Paper                                            580,000,000


Repurchase Agreements--0.4%
 State Street Repurchase Agreement, 5.95%
   due 10/1/97                                    $ 23,456,000  $   23,456,000
                                                                --------------
 Total Repurchase Agreements                                        23,456,000

 Total Short Term
   Investments (Cost: $752,289,548)                                752,295,664

 Total Investments
   (Cost $4,613,299,665)--100.3%(d)                              6,632,985,679
 Other liabilities in excess of
   other assets--(0.3)%                                            (18,037,051)
                                                                --------------

 Total Net Assets--100%                                         $6,614,948,628
                                                                ==============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number six in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 1997, net unrealized appreciation of $2,019,686,014, for federal income tax purposes consisted of gross unrealized appreciation of $2,077,648,280 and gross unrealized depreciation of $57,962,266.


8  The Oakmark Fund              See accompanying notes to financial statements.

The Oakmark Select Fund

Report from Bill Nygren, Portfolio Manager
 ................................................................................

[PHOTO APPEARS HERE]

The Oakmark Select Fund

The Oakmark Select Fund increased in value by 6.9% for our transitional two month quarter ending September 30. That gain was slightly above the S&P Midcap's 5.6% gain, and well ahead of the S&P 500's 0.4% loss. In the last two quarters, your fund has benefited from its large exposure to midcap stocks. Earlier this year, after several years of outperformance by the largest companies, articles began appearing about long-term structural advantages possessed by giants like Coke and Intel. Unfortunately, investors had priced those stocks so high that even their large earnings gains were viewed as disappointing. The stock market usually finds a way to defy conventional wisdom!

For its fiscal year (actually eleven months) The Oakmark Select Fund increased in value by 63.4%. That gain far exceeded gains in the S&P Midcap, 38.7% and the S&P 500, 36.6%. Again, I want to caution against unreasonable expectations. The return on the market indices as well as the amount by which your Fund outperformed those indices are both highly unusual. Although we expect the stock market and The Oakmark Select Fund to provide good long-term returns, it is unlikely that their upward paths will be as straight as we have recently become accustomed.

As you know, we expect The Oakmark Select Fund to typically hold 20 or fewer stocks and to have half the value in its top five positions. As of September 30, your Fund held 16 stocks and the five largest accounted for 50% of the assets. Additionally, we have told you that the Fund would be a long-term investor. On September 30, only 16% of the fund's assets were invested in stocks the fund did not own on its first day of operation. I believe this shows we are acting consistently with our long-term investment philosophy.

--------------------------------------------------------------------------------
The value of a $10,000 investment in The Oakmark Select Fund from its inception (11/1/96) to present (9/30/97) as compared to the Standard & Poor's 500 Index

[GRAPH APPEARS HERE]


                                                               Total Return*
9/30/97 NAV $16.34                                            Through 9/30/97
                                             Total Return   From Fund Inception
                                              Last 2 mos.         11/1/96
-------------------------------------------------------------------------------
The Oakmark Select Fund                           6.9%             63.4%
Standard & Poor's 500 Stock Index w/inc**        -0.4%             36.6%
Standard & Poor's MidCap 400 Index w/inc**        5.6%             38.7%
Value Line Composite Index**                      4.8%             30.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

                                                      The Oakmark Select Fund  9

 ................................................................................

Bet Against the Cover

In August of 1979 with double-digit inflation, double-digit government bond yields and the US economy declining in worldwide significance, Business Week ran a cover story proclaiming "The Death of Equities." Over the following eighteen years, as our economy staged a remarkable turnaround, a $1000 investment in the stock market (reinvesting dividends) increased in value to $17,000! Like the Sports Illustrated jinx, "The Death of Equities" story gave Business Week the dubious reputation of being a contrary indicator. It's not really fair to single out Business Week. The media reports about what has happened and what is expected to happen. The stock market moves based on how the actual events differ from market expectations. By the time a news story is deserving of being placed on the cover, a turning point has often been reached.

Last October as we were preparing to launch The Oakmark Select Fund, Business Week ran a cover story titled "Cable TV, The Looming Crisis." In 1996, cable stocks had very disappointing returns because investors were expecting large subscriber losses to competing telephone and satellite companies. We disagreed with the consensus and thought intrinsic value would grow as competing providers failed to meet their optimistic projections. We also thought most cable stocks had owner-oriented managements and were selling at large discounts to intrinsic value. As long-term value investors, we look for those situations where negative short-term sentiment creates buying opportunities. For these reasons, The Oakmark Select Fund placed its largest single bet on the cable industry, nearly 25% of your fund was invested in three cable stocks: Liberty Media, Cablevision Systems and US West Media Group.

A year ago, I told my colleagues that in The Oakmark Select Fund's first annual report, I would write about cable stocks and the Business Week cover indicator. From November 1, 1996 through September 30, 1997: US West Media was up 43%, Liberty Media was up 74% and Cablevision increased by 102%! The Business Week cover indicator came through again!

What do we think about our cable holdings today? Private transactions are occurring at cashflow multiples well above where public stocks are trading and Liberty Media and US West Media are still repurchasing shares. Cablevision just recently exchanged stock for subscribers from industry leader Tele-Communications, Inc. Cablevision stock is trading at $63, but that transaction only makes sense for Tele-Communications, Inc. if Cablevision stock is worth in excess of $100 per share. To us, that's a pretty strong vote of confidence by a knowledgable investor in the same industry. We're sticking with our cable holdings and expect that when we review next year's performance, these stocks will have again added to our returns.

At the close of this short year, I want to say thank you to all of my colleagues who have so greatly contributed to our strong results. Most importantly I want to thank you, our shareholders, for your support and for making this great start possible. As I wrote in the first quarterly, I'll wait to measure the fund's success by using its ten-year record, but so far so good!



/s/ Bill Nygren
---------------------
    Bill Nygren

Portfolio Manager

bnygren@oakmark.com


October 6, 1997

10  The Oakmark Select Fund

THE OAKMARK SELECT FUND

                  Schedule of Investments--September 30, 1997
 ................................................................................

                                                  Shares Held     Market Value
------------------------------------------------------------------------------
Common Stocks--92.5%

Other Consumer Goods & Services--11.6%
 Polaroid Corporation                                 418,500     $ 21,421,969
 Armstrong World Industries, Inc.                     310,000       20,789,375
 Brunswick Corporation                                496,900       17,515,725
                                                                  ------------
                                                                    59,727,069
Banks--4.4%
 People's Bank of Bridgeport, Connecticut             698,500     $ 22,395,656

Insurance--7.2%
 PartnerRe Ltd.                                       862,000     $ 37,119,875

Other Financial--4.3%
 Lockheed Martin Corporation                          207,600     $ 22,135,350

Broadcasting & Cable TV--8.9%
 Cablevision Systems Corporation (a)                  371,100     $ 23,286,525
 U.S. West Media Group (a)                          1,009,000       22,513,313
                                                                  ------------
                                                                    45,799,838
TV Programming--14.7%
 Tele-Communications, Liberty Media, Class A (a)    2,532,200     $ 75,807,737

Publishing--7.9%
 ACNielsen Corporation (a)                            851,000     $ 20,424,000
 Dun & Bradstreet Corporation                         704,500       19,990,188
                                                                  ------------
                                                                    40,414,188
Building Materials & Construction--8.2%
 USG Corporation (a)                                  881,500     $ 42,256,906

Oil & Natural Gas--3.8%
 Union Texas Petroleum Holdings, Inc.                 825,000     $ 19,387,500

Other Industrial Goods & Services--7.1%
 General Signal Corporation                           445,000     $ 19,246,250
 Premark International, Inc.                          535,000       17,120,000
                                                                  ------------
                                                                    36,366,250
Diversified Conglomerates--14.4%
 U.S. Industries, Inc.                              2,557,300     $ 74,161,700

 Total Common Stocks (Cost: $387,896,611)                          475,572,069

See accompanying notes to financial statements.      THE OAKMARK SELECT FUND  11

THE OAKMARK SELECT FUND

               Schedule of Investments--September 30, 1997 cont.
 ................................................................................


                                                   Principal Value  Market Value
--------------------------------------------------------------------------------
Short Term Investments--9.4%

U.S. Government Bills--2.3%
 United States Treasury Bills, 1.00%-5.12%
   due 10/9/1997 - 12/11/1997                          $12,000,000  $ 11,942,999
                                                                    ------------
 Total U.S. Government Bills                                          11,942,999

Commercial Paper--5.8%
 Ford Motor Credit Corp., 5.60%-6.15%
   due 10/1/1997-10/6/1997                             $10,000,000  $ 10,000,000
 American Express Credit Corp., 5.52%-5.56%
   due 10/1/1997-10/2/1997                              10,000,000    10,000,000
 General Electric Capital Corporation,
   5.58%-6.38% due 10/1/1997                            10,000,000    10,000,000
                                                                    ------------
 Total Commercial Paper                                               30,000,000

Repurchase Agreements--1.3%
 State Street Repurchase Agreement,
   5.95% due 10/1/1997                                 $ 6,401,000  $  6,401,000
                                                                    ------------
 Total Repurchase Agreements                                           6,401,000

 Total Short Term Investments (Cost: $48,344,290)                     48,343,999

 Total Investments (Cost $ 436,240,901)--101.9% (b)                  523,916,068
 Other liabilities in excess of other assets--(1.9)%                  (9,741,496)
                                                                    ------------
 Total Net Assets--100%                                             $514,174,572
                                                                    ============

(a)  Non-income producing security.
(b) At September 30, 1997, net unrealized appreciation of $87,675,167 for federal income tax purposes consisted of gross unrealized appreciation of $87,901,597 and gross unrealized depreciation of $226,430.

12  THE OAKMARK SELECT FUND      See accompanying notes to financial statements.

THE OAKMARK SMALL CAP FUND

Report from Steven J. Reid, Portfolio Manager
 ................................................................................

[PHOTO APPEARS HERE]

Oakmark Small Cap Fund Has Small Year???

September 30, 1997 marked the end of the shortened 1997 fiscal year. The Oakmark Small Cap Fund, as well as the entire Oakmark Family of Funds, changed from an October to a September fiscal year. This aligns your Fund's quarterly reporting periods with most of the industry. In as much as the duration of the fiscal year was a little bit on the "small" side, the events that took place this year were anything but small. For the eleven month fiscal year ended September 30, 1997, The Oakmark Small Cap Fund gained 54.2%, which was large compared to the relevant indices. For the two-month fiscal quarter, your Fund slightly lagged with the relevant indices with a gain of 8.6%, hardly small in absolute terms. 1997 was truly an outstanding year for your Fund and we are happy to be able to share these results with you.

During the latter part of the fiscal year the shares of small companies performed better than the shares of large companies. I have been asked numerous times for an explanation of why this occurred. I have several responses to this. The first is that as patient long-term investors we are focused on the individual values of each of our investments and are much less concerned with overall market trends or events. The second is that the raging equatorial currents of El Nino washed a little of Alan Greenspan's "irrational exuberance" onto the shores of the small company investment universe. Last, quite honestly, the shares of small companies have lagged those of large companies for so long that it was about time that they finally caught up a little.

Philosophy and People

Looking back at the past year I was pleasantly surprised to see how well so many of our investments had done. Nine of your Fund's holdings had appreciated over 100% during the past year. Even more pleasing was that we avoided making any large mistakes. The key to our success lies in a sound investment philosophy, but it is only effective

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/97) AS COMPARED TO THE RUSSELL 2000 INDEX


[GRAPH APPEARS HERE]





                                                    Average Annual Total Return*
9/30/97 NAV $20.34                                         Through 9/30/97
                                  Total Return            From Fund Inception
                                  Last 2 mos.                  11/1/95
--------------------------------------------------------------------------------
The Oakmark Small Cap Fund           8.6%                       44.8%
Lipper Small Cap Fund Index**        9.0%                       21.9%
Russell 2000 w/inc**                 9.8%                       26.8%
S&P Small Cap 600 w/inc**            9.3%                       30.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.


                                                  The Oakmark Small Cap Fund  13

 ................................................................................

when supported by capable professionals. We are very fortunate to have a truly outstanding group of experienced investment professionals. I want to thank all of them for their contribution to this past year's investment results. Simply put Philosophy + People = Performance (of course, a little good luck does not hurt).

As the new fiscal year begins, we are encouraged by the investment opportunities we see and continue to be able to invest the Fund's assets in a prudent manner. Although the Fund is considerably larger than a year ago, our long-term investment horizon and emphasis on low turnover allows us to manage a larger asset base. We are not uncomfortable with the current asset size or the flow of money in (and out) of the Fund, but will continue to monitor this situation. We are committed to remaining consistent in the implementation of our investment philosophy.

Last year I referred to a major financial periodical that listed their 100 most attractive small company investments. I noted that not one of our holdings in the Fund was a part of that list. I am pleased to see, and take comfort in knowing, that list was published again recently and not one of our holdings was included. We continue to seek out the unknown, undiscovered, and underfollowed investment opportunities.

Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

/s/ Steven J. Reid
------------------
   Steven. J. Reid

Portfolio Manager
sreid@oakmark.com

October 10, 1997


14  The Oakmark Small Cap Fund

The Oakmark Small Cap Fund

                  Schedule of Investments--September 30, 1997
--------------------------------------------------------------------------------

                                                              Shares Held         Market Value
----------------------------------------------------------------------------------------------
Common Stocks--91.9%
Food & Beverage--6.3%
  Ralcorp Holdings, Inc. (a) (c)                                3,000,000          $56,062,500
  International Multifoods Corporation (c)                      1,032,000           30,637,500
  M & F Worldwide Corp. (a)                                       917,600            8,717,200
                                                                                  ------------
                                                                                    95,417,200

Retail--4.5%
  Cole National Corporation (a) (c)                             1,000,000          $41,562,500
  Carson Pirie Scott & Company (a)                                511,500           20,172,281
  Ugly Duckling Corporation (a)                                   375,000            5,718,750
                                                                                  ------------
                                                                                    67,453,531
Other Consumer Goods & Services--8.5%
  Triarc Companies, Inc. (a) (c)                                1,650,500          $33,216,312
  Scotsman Industries, Inc. (c)                                 1,050,000           27,037,500
  First Brands Corporation                                      1,000,000           26,750,000
  GC Companies, Inc. (a)                                          310,000           13,330,000
  Standard Motor Products, Inc.                                   511,400           11,953,975
  Barry (R.G.) Corporation (a) (c)                                588,700            8,278,594
  USA Detergents, Inc. (a)                                        413,200            5,319,950
  Justin Industries                                               207,400            2,786,938
                                                                                  ------------
                                                                                   128,673,269
Banks--8.3%
  PeopleOs Bank of Bridgeport, Connecticut                      2,840,000         $ 91,057,500
  BankAtlantic Bancorp, Inc., Class A                             926,700           14,363,850
  Northwest Savings Bank                                          295,000            7,559,375
  Harbor Federal Savings Bank                                     100,000            5,600,000
  Pocahontas Federal Savings and Loan Association (c)             140,000            4,620,000
  Savings Bank of the Finger Lakes (c)                             94,000            2,256,000
                                                                                  ------------
                                                                                   125,456,725
Insurance--13.2%
  RenaissanceRe Holdings Limited (c)                            1,421,800         $ 62,470,337
  Financial Security Assurance Holdings Ltd.                      871,700           40,534,050
  PXRE Corporation (c)                                          1,186,000           37,433,125
  Chartwell Re Corporation (c)                                    900,000           31,950,000
  Highlands Insurance Group, Inc. (a) (c)                       1,100,000           26,812,500
                                                                                  ------------
                                                                                   199,200,012
Other Financial--0.6%
  Duff & Phelps Credit Rating Company (c)                         296,800         $  9,497,600

Broadcasting & Publishing--7.4%
  Cablevision Systems Corporation (a)                             650,600         $ 40,825,150
  TCI Satellite Entertainment, Inc., Class A (a) (c)            3,800,000           28,737,500
  Ascent Entertainment Group, Inc. (a) (c)                      1,650,000           18,975,000
  Lee Enterprises, Inc.                                           500,000           14,187,500
  Granite Broadcasting Corporation (a)                            800,000            9,500,000
                                                                                  ------------
                                                                                   112,225,150

See accompaning notes to financial statements.
                                                  The Oakmark Small Cap Fund  15

The Oakmark Small Cap Fund

                  Schedule of Investments--September 30, 1997 cont.
--------------------------------------------------------------------------------

                                                              Shares Held         Market Value
----------------------------------------------------------------------------------------------
Common Stocks--91.9% (cont.)
Telecommunications--0.0%
  UNR Industries, Inc.                                             95,000       $      475,000

Data Storage--2.9%
  Imation Corporation (a)                                       1,641,300       $   43,802,194

Aerospace & Defense--2.5%
  Tracor, Inc. (a)                                              1,236,000       $   38,007,000

Machinery & Metal Processing--6.2%
  The Carbide/Graphite Group, Inc. (a) (c)                        800,000       $   27,200,000
  Essex International, Inc. (a)                                   400,000           15,400,000
  Atchison Casting Corporation (a) (c)                            710,400           15,096,000
  Northwest Pipe Company (a) (c)                                  520,000           14,040,000
  Matthews International Corporation, Class A                     333,500           13,256,625
  DT Industries, Inc.                                             190,500            6,286,500
  Wolverine Tube, Inc. (a)                                         88,300            2,770,413
                                                                                --------------
                                                                                    94,049,538
Building Materials & Construction--2.9%
  NVR Inc. (a) (c)                                              1,000,000       $   26,000,000
  Dal-Tile International Inc. (a)                                 881,600           13,224,000
  Triangle Pacific Corporation (a)                                146,100            5,076,975
                                                                                --------------
                                                                                    44,300,975
Oil & Natural Gas--2.4%
  Titan Exploration, Inc. (a) (c)                               3,000,000       $   36,000,000

Other Industrial Goods & Services--12.7%
  MagneTek, Inc. (a) (c)                                        2,400,000       $   53,700,000
  SPX Corporation (c)                                             900,000           52,762,500
  Gardner Denver Machinery, Inc. (a) (c)                          900,000           30,318,750
  Zurn Industries, Inc. (c)                                       682,000           23,614,250
  Columbus McKinnon Corporation (c)                               808,400           21,220,500
  Binks Sames Corporation (c)                                     222,000            9,657,000
  Binks Sames Corporation, Restricted Shares (c)                   28,000            1,071,840
                                                                                --------------
                                                                                   192,344,840
Commercial Real Estate--6.9%
  Catellus Development Corporation (a)                          3,383,000       $   70,197,250
  Castle & Cooke, Inc. (a) (c)                                  1,440,000           28,260,000
  Wellsford Real Properties Inc. (a)                              397,100            6,353,600
                                                                                --------------
                                                                                   104,810,850
Diversified Conglomerates--6.6%
  U.S. Industries, Inc.                                         3,432,500       $   99,542,500
  Total Common Stocks (Cost: $1,082,594,870)                                     1,391,256,384

16  The Oakmark Small Cap Fund

THE OAKMARK SMALL CAP FUND

Schedule of Investments--September 30, 1997 cont.
 .................................................................................................................

                                                                     Principal Value                 Market Value
-----------------------------------------------------------------------------------------------------------------
Fixed Income--0.2%

Corporate Bonds--0.2%

Recreation & Entertainment--0.2%
  Harrah's Jazz Bonds, 14.25% due 11/15/2001(b)                        $ 6,700,000                  $    2,604,625
                                                                                                    --------------
  Total Fixed Income (Cost: $3,304,413)                                                                  2,604,625

Short Term Investments--7.8%

U.S. Government Bills--2.0%
  United States Treasury Bills, 1.00%-5.34%
    due 10/9/1997-3/5/1998                                             $30,000,000                  $   29,728,421
                                                                                                    --------------
  Total U.S. Government Bills                                                                           29,728,421

Commercial Paper--5.3%
  American Express Credit Corp., 5.52%-5.56%
    due 10/1/1997-10/3/1997                                            $30,000,000                  $   30,000,000
  Ford Motor Credit Corp., 5.54%-5.60% due
    10/6/1997-10/7/1997                                                 20,000,000                      20,000,000
  General Electric Capital Corporation,
    5.56%-5.67% due 10/1/1997-10/3/1997                                 30,000,000                      30,000,000
                                                                                                    --------------
  Total Commercial Paper                                                                                80,000,000

Repurchase Agreements--0.5%
  State Street Repurchase Agreement,
    5.95% due 10/1/1997                                                  8,212,000                  $    8,212,000
                                                                                                    --------------
  Total Repurchase Agreements                                                                            8,212,000

  Total Short Term Investments (Cost: $117,940,192)                                                    117,940,421

  Total Investments (Cost $1,203,839,475)-99.9% (d)                                                  1,511,801,430
  Other assets in excess of other liabilities-0.1%                                                       1,594,210
                                                                                                    --------------
  Total Net Assets-100%                                                                             $1,513,395,640
                                                                                                    ==============

(a) Non-income producing security.
(b) This bond is currently in default, and the fund is no longer accruing interest.
(c) See footnote number six in the Notes of Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 1997, net unrealized appreciation of $307,961,955 for federal income tax purposes consisted of gross unrealized appreciation of $314,125,673 and gross unrealized depreciation of $6,163,718.

See accompanying notes to financial statements.
                                                  THE OAKMARK SMALL CAP FUND  17

                      The Oakmark Equity and Income Fund

               Report from Clyde S. McGregor, Portfolio Manager
               .................................................................

[PHOTO APPEARS HERE]

Fiscal 1997 Results

Welcome to the second annual report for The Oakmark Equity and Income Fund. Our first fiscal year lasted the usual 12 months, but for reasons explained elsewhere, fiscal 1997 ended after only eleven. The return of 31.2% in the period, however, nearly tripled what we had accomplished in 12 months in the first year. I would like to be able to argue that this outcome derived from our putting in 12 months of work into an 11-month year, but the real explanation is that this period has been unusually blessed, particularly for equity investors.

Looking at more conventional measurement periods, your Fund's (and mine--my family is still by far the largest shareholder) return of 25.5% for the nine months ended September 30 places it 3rd among the 351 funds of its type. The 12 month result was 33.3%, ranking 5th in the category. I am quite pleased with this outcome and wish to thank all who have contributed.
--------------------------------------------------------------------------------
The value of a $10,000 investment in the Oakmark Equity and Income Fund from its inception (11/1/95) to present (9/30/97) as compared to the Lipper Balanced Fund Index

[GRAPH APPEARS HERE]





                                                               Average Annual Total Return*
9/30/97 NAV $14.49                                                    Through 9/30/97
                                            Total Return           From Fund Inception
                                            Last 2 mos.                   11/1/95
-------------------------------------------------------------------------------------------
The Oakmark Equity & Income Fund                 3.7%                    22.7%
Lipper Balanced Fund Index**                     0.7%                    19.2%
Lehman Govt./Corp. Bond**                        0.4%                     6.5%
S&P 500 w/inc**                                 -0.4%                    31.7%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

Firms Where Managers Shave Their Heads When the Stock Goes Up

In early August I was riding in an airplane when I noticed that the gentleman with extremely short hair seated next to me was opening a folder marked "Catellus." Since Catellus is one of your Fund's important holdings (and a quite unusual word), I inquired as to whether he worked for the company. The gentleman turned out to be Ted Antenucci, a vice president of development at Catellus. Catellus is basically a large pool of real estate assets originally granted to the Santa Fe Railroad in the mid-1800s as part of the effort to develop the American West. We own the stock because of both its undervaluation compared to the company's asset value and our belief that the relatively new management team will put these assets to good use in an improving real estate environment.

Back to Ted. When Ted discovered that I represented a firm which was one of the largest shareholders of his company,

18  The Oakmark Equity and Income Fund

 ................................................................................

he proceeded to tell me the story of why his haircut made him look as though he had recently enrolled at a military academy. Ted joined Catellus three years ago when the stock was trading for $6/share. Nelson Rising, newly installed as CEO of Catellus, recruited Ted to join the company, and during this process Nelson repeatedly expressed great confidence in the prospects for Catellus' stock. Ted accepted the job offer but remarked that should the stock ever actually reach $20/share, he would shave his head. In early July of this year with the stock at $18.50 Ted received a package in the mail. It turned out to be a deluxe shaving set, a gift from Nelson. In August the stock hit $20, and Ted, a man of his word, shaved his head.

Now "willingness of managers to shave their heads if their stock goes up" is not one of the criteria which we normally use for stock selection. It probably should be. We like companies with this kind of team spirit, where having fun while doing one's job is important. Catellus has been an excellent holding for your Fund, first in the form of a convertible preferred stock, now as the common. I salute Ted, Nelson, and the rest of the Catellus management team for their success and the corporate culture which has helped to make it possible.

Mighty Oaks Awards

Last year I shamelessly copied my partner Robert Sanborn of The Oakmark Fund and issued awards to each of the analysts who had produced the single most successful stock and bond ideas for your fund. I will continue that tradition for fiscal 1997, though given its 11-month time frame, I worry that the results are not really comparable.

Before announcing the awards, however, I must digress concerning the Mighty Oaks. Long-time readers may recall that "Mighty Oaks" is the name given to our firm's various athletic teams. This year's softball team had a season which resembles the stock market record of some of our investments. For most of the season the Oaks had a tough time, entering the playoffs with a losing record. In the playoffs, however, the team came together, eventually losing the championship game by one run on a perfect throw to home plate. Many of our stocks have periods like this where they look undistinguished but blossom when it is most important. Hats (Oakmark hats) off to the Oaks for their playoff run.

Now for the awards. Regrettably, I find that both of my award winners are repeaters. Many good ideas contributed to the Fund's results for fiscal 1997, but under the rules I must again recognized two of my fellow fund managers, Steve Reid (Oakmark Small Cap) for First USA/Banc One common stock, and Bill Nygren (Oakmark Select) for Telecommunications preferred stock.

I have previously written concerning Banc One's acquisition of First USA. We continue to hold the Banc One shares which we received in the merger because we perceive the stock to be undervalued. As well, we are quite optimistic concerning the impact of First USA's management on Banc One's all-important consumer banking division.

The common shares of Telecommunications and its offspring (e.g. Liberty Media) have been significant holdings for Harris Associates for many years. Bill Nygren also identified the company's preferred stock as offering above-average opportunity for a high-yield security. During fiscal 1997 investors regained their confidence in Telecommunications' financial stability, with the result that the preferred provided a total return of more than 50% to the Fund.

Since Bill and Steve are repeat winners, I don't know if another Mighty Oaks T-shirt will be as exciting a prize as it was a year ago. Perhaps softballs autographed by this year's near-champion Mighty Oaks squad?

Thanks for your support in fiscal 1997. Please feel free to e-mail me with your comments, questions, or ideas for quarterly reports.


/s/ Clyde S. McGregor

Clyde S. McGregor
Portfolio Manager
mcgregor@oakmark.com


October 8, 1997

                                          The Oakmark Equity and Income Fund  19

                      The Oakmark Equity and Income Fund

                  Schedule of Investments--September 30, 1997
 ................................................................................

                                                     Shares Held    Market Value
--------------------------------------------------------------------------------
Equity and Equivalents--61.6%

Food & Beverage--2.0%
  Philip Morris Companies Inc.                            16,100     $   669,156

Office Equipment--2.6%
  Lexmark International Group, Inc., Class A (a)          26,000         858,000

Other Consumer Goods & Services--9.7%
  Juno Lighting, Incorporated                             61,300     $ 1,049,762
  First Brands Corporation                                31,000         829,250
  National Presto Industries, Inc.                        17,000         715,063
  Armstrong World Industries, Inc.                         9,600         643,800
                                                                     -----------
                                                                       3,237,875
Banks--5.0%
  Banc One Corporation                                    17,022     $   950,040
  Mellon Bank Corporation                                 13,400         733,650
                                                                     -----------
                                                                       1,683,690
Insurance--6.2%
  PartnerRe Ltd.                                          25,000     $ 1,076,563
  Old Republic International Corporation                  25,500         994,500
                                                                     -----------
                                                                       2,071,063
Broadcasting & Publishing--9.0%
  Tele-Communications, Liberty Media, Class A (a)         35,200     $ 1,053,800
  Dun & Bradstreet Corporation                            35,000         993,125
  Lee Enterprises, Inc.                                   33,900         961,912
                                                                     -----------
                                                                       3,008,837
Automotive--8.0%
  Chrysler Corporation                                    30,000     $ 1,104,375
  Borg-Warner Automotive, Inc.                            15,000         853,125
  Lear Corporation                                        15,000         738,750
                                                                     -----------
                                                                       2,696,250
Aerospace & Defense--2.3%
  The Boeing Company                                      14,300     $   778,456

Machinery & Metal Processing--3.0%
  General Signal Corporation                              23,000     $   994,750

Other Industrial Goods & Services--3.0%
  Premark International, Inc.                             31,500     $ 1,008,000

Commercial Real Estate--7.0%
  Catellus Development Corporation (a)                    48,228     $ 1,000,731
  LaSalle Partners, Inc. (a)                              20,000         700,000
  Equity Office Properties Trust (a)                      19,000         644,813
                                                                     -----------
                                                                       2,345,544

20  The Oakmark Equity and Income Fund

                      The Oakmark Equity and Income Fund

               Schedule of Investments--September 30, 1997 cont.
 ................................................................................

                                                    Shares Held/
                                                 Principal Value    Market Value
--------------------------------------------------------------------------------
Equity and Equivalents--61.6% (cont.)

Diversified Conglomerates--3.2%
  U.S. Industries, Inc.                                   36,750     $ 1,065,750

  Total Equity and Equivalents (Cost: $15,285,783)                    20,417,371

Convertible Preferred Stock--0.6%

Insurance--0.6%
  American Heritage Life Investment Corporation,
    Preferred, 8.50%                                       3,000     $   186,000

  Total Convertible Preferred Stock (Cost: $150,000)                     186,000

Fixed Income--35.5%

Preferred Stock--5.9%

Banks--3.0%
  BBC Capital Trust Preferred, 9.50%                      21,200      $  551,200
  RBI Capital Trust Preferred, 9.10%                      42,500         440,938
                                                                      ----------
                                                                         992,138
Broadcasting & Cable TV--1.5%
  Tele-Communications, Inc.,
    Preferred Junior Class B, 6.00%                        5,800      $  498,800

Other Industrial Goods & Services--1.4%
  James River Corporation of Virginia,
    Preferred Series O, 8.25%                             20,000      $  490,000

  Total Preferred Stock (Cost: $1,857,125)                             1,980,938

Corporate Bonds--3.3%

Other Consumer Goods & Services--0.7%
  Samsonite Corporation, 11.125% due 7/15/2005,
    Senior Subordinated Notes Series B                  $200,000      $  229,000

Aerospace & Automotive--0.6%
  Coltec Industries, Inc., 9.75% due 4/1/2000           $150,000      $  160,500
  Coltec Industries, Inc., 9.75% due 11/1/1999            25,000          26,531
                                                                      ----------
                                                                         187,031
Building Materials & Construction--0.5%
  USG Corporation, 9.25% due 9/15/2001,
    Senior Notes Series B                               $150,000      $  161,625

See accompanying notes to financial statements.

                                          The Oakmark Equity and Income Fund  21

                      The Oakmark Equity and Income Fund

               Schedule of Investments--September 30, 1997 cont.
 ................................................................................

                                                 Principal Value    Market Value
--------------------------------------------------------------------------------
Fixed Income--35.5% (cont.)

Corporate Bonds--3.3% (cont.)

Utilities--0.5%
  Midland Funding Corporation, 11.75%
    due 7/23/2005                                     $  150,000     $   177,000

Other Industrial Goods & Services--1.0%
  UCAR Global Enterprises Inc., 12.00% due
    1/15/2005, Senior Subordinated Note               $  300,000     $   342,750

  Total Corporate Bonds (Cost: $1,053,099)                             1,097,406

Government and Agency Securities--26.3%

U.S. Government Bonds--25.4%
  United States Treasury Notes,
    7.125% due 9/30/1999                              $3,300,000     $ 3,380,091
  United States Treasury Notes,
    7.50% due 5/15/2002                                2,750,000       2,913,515
  United States Treasury Notes,
    7.875% due 11/15/2004                              2,000,000       2,198,700
                                                                     -----------
                                                                       8,492,306
U.S. Government Agencies--0.9%
  Federal Home Loan Bank, 6.405%
    due 4/10/2001, Consolidated Bond                  $  300,000     $   302,478

  Total Government and Agency Securities (Cost: $8,672,256)            8,794,784

  Total Fixed Income (Cost: $11,732,480)                              12,059,128


22  The Oakmark Equity and Income Fund

                      The Oakmark Equity and Income Fund

              Schedule of Investments--September 30, 1997 cont.
 ................................................................................

                                                 Principal Value    Market Value
--------------------------------------------------------------------------------
Short Term Investments--4.1%

U.S. Government Bills--0.8%
  United States Treasury Bills,
    5.07% due 10/16/1997                                $250,000    $   249,472
                                                                    -----------
  Total U.S. Government Bills                                           249,472

Commercial Paper--2.2%
  American Express Credit Corp.,
    5.58% due 10/6/1997                                 $250,000    $   250,000
  General Electric Capital Corporation,
    5.56%-5.67% due 10/2/1997-10/3/1997                  500,000        500,000
                                                                    -----------
  Total Commercial Paper                                                750,000

Repurchase Agreements--1.1%
  State Street Repurchase Agreement,
    5.95% due 10/1/1997                                 $381,000    $   381,000
                                                                    -----------
  Total Repurchase Agreements                                           381,000

  Total Short Term Investments (Cost: $1,380,472)                     1,380,472

  Total Investments (Cost $28,398,735)--101.2% (b)                  $33,856,971
  Other liabilities in excess of other assets--(1.2)%                  (394,458)
                                                                    -----------

  Total Net Assets--100%                                            $33,462,513
                                                                    ===========


(a) Non-income producing security.
(b) At September 30, 1997, net unrealized appreciation of $5,458,236 for federal income tax purposes consisted of gross unrealized appreciation of $5,505,006 and gross unrealized depreciation of $46,770.

See accompanying notes to financial statements.

                                          The Oakmark Equity and Income Fund  23

                        THE OAKMARK INTERNATIONAL FUND

     Report from David G. Herro and Michael J. Welsh, Portfolio Managers
     ...........................................................................

[PHOTOS APPEAR HERE]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/97) COMPARED TO THE MORGAN STANLEY WORLD EX U.S. INDEX

[GRAPH APPEARS HERE]

9/30/97 NAV $18.77

                                                                  Average Annual Total Return*
                                                                        Through 9/30/97
                                                       Total               From Fund
                                                      Return               Inception
                                                    Last 2 mos.             9/30/92
----------------------------------------------------------------------------------------------
The Oakmark International Fund                          1.4%                 18.4%
Morgan Stanley World ex U.S. w/inc**                   -2.2%                 12.5%
Morgan Stanley EAFE w/inc**                            -2.3%                 12.3%
Lipper Analytical International Fund Average**         -1.3%                 14.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Average includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

Fellow Shareholders,

We are pleased to be able to present our annual and five-year report with such positive results. First, The Oakmark International Fund has earned a five-year average annual rate of return of 18.4% compared to 14.8% for The Lipper Analytical International Fund Average and 12.5% for The Morgan Stanley World ex U.S. index. This return puts it in the top 10 percent of all diversified international funds. Furthermore, for the eleven-month fiscal year ended September 30, 1997, the fund was up 27.2%, also comparing well to Morgan and Lipper which were up 13.8% and 22.7%, respectively. Finally, Morningstar has rated your fund a 5 star fund, their highest rating given to mutual funds.

How We Did It...

During the past five years, international investors have been subjected to all kinds of volatility: devaluations, revaluations, market surges, market crashes, etc, etc. For some, this would make the international market place unattractive. As bona fide long-term investors, however, we view the volatility of the environment as positive. For it is this volatility which is responsible for giving us long-term investment opportunity!

As you have heard numerous times, we are disciplined value investors. We search for companies that are selling at discounts to their underlying economic value and that have managements that are proven value builders who are committed to continue adding value. We are successful because we stick to this philosophy through thick and thin. We do not believe in "stock of the day", "coun-

24  THE OAKMARK INTERNATIONAL FUND

 ................................................................................

try of the day" or "currency of the day". We do believe in spending countless hours analyzing what is analyzable: the value of a business. We are also big believers in the quality of our research... if we like an idea, it can easily become 3-5% of our fund. There will be periods during which we will soar and periods in which we will lag, but over time we remain very confident that our approach will continue to yield solid, long-term results.

The World We Live In...

Though international equities have under-performed domestic equities recently, we still believe the environment is positive for higher returns in the future. The "owner oriented revolution" that hit the American board room in the 80's and 90's is spreading throughout the globe. This is extremely positive for international investors. In Europe, for example, where the word "profit" was a four letter word, there is a growing belief in the obvious: that companies are owned by shareholders and that they should be managed for the owners' benefit. Simple concept as it is, it took a long time for the industrial titans of Europe to come to this realization. In fact, sadly, their Japanese counterparts are becoming believers at a much slower pace.

New Labour,
No Danger?

The clearest example of the nouveau capitalist revolution is what has happened/is happening in the United Kingdom. It was only 20 years ago that most of the major industry in Britain was owned by the government. From steel to airlines to banks to aerospace companies the "British" before their names meant it was owned by the government. Under Prime Minister Thatcher, it all changed and today, as a direct result of the free market reforms instituted over the years, Britain has both the most attractive stock market and economy in Europe. Even though Thatcher's party lost the last election and is now out of government, the new Labour government headed by Tony Blair has abandoned its socialist past and seemingly has embraced the notion that it is the private sector, not the public, that creates societies' wealth. Blair has courageously stood up to some of the dinosaurs in his own party to implement a new, free market type of attitude within the government.

Asian Update

Prompted by the recent collapse of share and currency prices, we have spent the last three weeks in Asia meeting with dozens of companies. As part of our usual investigations, we were interested in the various managements' views on the current macroeconomic situation. We came away convinced that although the short-term will continue to be very volatile, there are significant long-term value opportunities in the region.

On the ground, it was apparent to us that the difficulties in the various financial sectors, particularly in Malaysia and Korea, would not significantly adversely impact the long-term prosperity of many of the companies we met with.

Foreign investor sentiment has turned uniformly bearish: Many so-called market experts have recently put a "sell" on the region, after being giddily bullish at much higher prices and valuation levels. Many companies, especially in Hong Kong, are viewing the current situation as an opportunistic time to purchase their own shares.

To reiterate what we say constantly (and even earlier in this letter!), short-term volatility often provides long-term opportunity.

Finally, Thanks!

We would like to end by saying "thank you" to our shareholders by entrusting us with your hard-earned money. We will continue to work hard to grow it in a meaningful way and we do believe that current investment values will mean another 5 good years.


/s/ David Herro
David Herro
Portfolio Manager
72242.772@compuserve.com


/s/ Michael J. Welsh
Michael J. Welsh
Co-Portfolio Manager
102521.2142@compuserve.com

October 16, 1997

                                              THE OAKMARK INTERNATIONAL FUND  25

      The Oakmark International Fund

      International Diversification--September 30, 1997
      .........................................................................

[PIE CHART APPEARS HERE]


                    % of Fund
                    Net Assets
------------------------------
Europe                   51.7%
Great Britain            23.2%
France                    8.3%
Sweden                    5.9%
Italy                     5.8%
Switzerland               4.5%
Netherlands               2.0%
Finland                   1.3%
Spain                     0.4%
Germany                   0.3%

Latin America            14.3%
Brazil                    7.9%
Argentina                 4.9%
Panama                    1.3%
Mexico                    0.2%

Pacific Rim              24.9%
Hong Kong                 8.8%
New Zealand               5.6%
Japan                     4.0%
Korea                     2.2%
Australia                 1.9%
Malaysia                  1.9%
Singapore                 0.3%
Thailand                  0.2%

Other Countries           3.2%
Israel                    3.2%

26  The Oakmark International Fund

                        THE OAKMARK INTERNATIONAL FUND

                  Schedule of Investments--September 30, 1997
 ................................................................................

                                        Description                     Shares Held  Market Value
-------------------------------------------------------------------------------------------------
Common Stocks--94.1%

Consumer Non-Durables--8.0%
 Fila Holding S.p.A.                    Athletic Footwear
   (Italy), (b)(e)                        Manufacturing                   1,643,600  $ 50,848,875
 Chargeurs International Sa             Wool Production Holding
   (France), (a)(e)                       Company                           673,084    44,587,497
 Yue Yuen Industrial Holdings           Athletic Footwear
   (Hong Kong)                            Manufacturing                  12,345,600    31,749,475
 BYC Co. Ltd. (Korea), (e)              Textile Manufacturer                 37,070     3,686,743
                                                                                     ------------
                                                                                      130,872,590
Food & Beverage--21.0%
 Quilmes Industrial SA                  Brewer
   (Argentina), (e)                                                       5,191,700  $ 80,471,350
 Nestle SA (Switzerland)                Producer of Foods & Drinks           40,900    56,974,285
 Guinness plc (Great Britain)           Distiller & Brewer                5,785,000    54,523,990
 Tate & Lyle PLC                        Sugar Producer & Distributor
   (Great Britain)                                                        7,610,000    54,054,309
 Lion Nathan Limited                    New Zealand Brewer
   (New Zealand)                                                         21,462,700    52,525,290
 Pernod Ricard (France)                 Manufactures Wines,
                                          Spirits, & Fruit Juices           652,579    32,559,376
 Lotte Confectionery                    Confection Manufacturer
   Company (Korea)                                                           65,270     9,986,667
 Lotte Chilsung Beverage                Manufacturer of Soft Drinks,
   Company (Korea)                        Juices, & Sport Drinks             44,770     5,333,257
                                                                                     ------------
                                                                                      346,428,524
Household Products--2.1%
 Amway Japan Limited (Japan)            Marketing of Household
                                          Products                        1,116,700  $ 32,019,409
 Amway Japan Limited                    Marketing of Household
   (Japan), (b)                           Products                          152,400     2,190,750
                                                                                     ------------
                                                                                       34,210,159
Retail--1.6%
 Giordano International                 East Asian Clothing Retailer
   Limited (Hong Kong), (e)               & Manufacturer                 41,253,000  $ 26,656,113

Other Consumer Goods & Services--2.2%
 Sankyo Company Ltd. (Japan)            Pachinko Machine
                                          Manufacturer                    1,070,800  $ 22,184,471
 Heiwa Corp (Japan)                     Pachinko Machine
                                          Manufacturer                      486,000     9,303,555
 Mandarin Oriental                      Hotel Management
   International
   Limited (Singapore)                                                    4,400,000     4,444,000
                                                                                     ------------
                                                                                       35,932,026

See accompanying notes to financial statements.

                                              THE OAKMARK INTERNATIONAL FUND  27

                        THE OAKMARK INTERNATIONAL FUND

               Schedule of Investments--September 30, 1997 cont.
 ................................................................................

                                   Description                Shares Held  Market Value
---------------------------------------------------------------------------------------
Common Stocks--94.1% (cont.)

Telecommunications--9.6%
 Telecom Italia SpA (Italy)        Telecommunications           6,790,000  $ 45,236,508
 Bezeq (Israel)                    Telephone Company           13,529,271    39,607,678
 Technology Resources              Telecommunications
   Industries Berhad (Malaysia)                                26,163,500    31,774,429
 Asia Satellite                    Telecommunications
   Telecommunications
   Holdings Ltd.
   (Hong Kong), (a)                                               753,000    21,554,625
 Telecomunicacoes                  Telecommunications
   Brasileiras S/A (Brazil)                                   173,100,000    19,987,358
                                                                           ------------
                                                                            158,160,598
Transportation--3.8%
 AB Volvo (Sweden)                 Automobiles and Trucks       2,207,600  $ 63,282,109
Transportation Services--1.1%
 Danzas Holding AG                 Freight Distributor
   (Switzerland), (a)                                              82,500  $ 17,612,933

Banks--7.0%
 Compagnie Financiere de           French Financial
   Paribas (France)                  Services Group               446,000  $ 33,077,967
 Uniao de Bancos Brasileiros       Major Brazilian Bank
   S.A. (Brazil), (a) (c)                                         855,500    31,332,688
 Uniao de Bancos Brasileiros       Major Brazilian Bank
   SA (Brazil)                                                583,825,000    20,788,657
 Banco Latinoamericano de          Multinational Bank
   Exportaciones, S.A.
   Class E (Panama), (b)                                          461,300    20,643,175
 Banco Popular Espanol SA          Large Spanish Bank
   (Spain)                                                        109,972     7,072,628
 Grupo Financiero Bancomer,        Large Mexican Financial
   S.A. de C.V.-L (Mexico), (a)      Group                      6,129,630     3,076,648
                                                                           ------------
                                                                            115,991,763
Other Financial--4.6%
 Sedgwick Group plc                Insurance Broker,
   (Great Britain), (e)              Financial Services        32,625,000  $ 65,759,770
 Colonial Limited                  Diversified Financial
   (Australia), (a)                  Services Group             2,791,000     9,212,799
                                                                           ------------
                                                                             74,972,569
Marketing Services--4.6%
 Cordiant plc                      Global Advertising Agency
   (Great Britain), (e)                                        38,585,156  $ 75,906,653

28  THE OAKMARK INTERNATIONAL FUND

                        THE OAKMARK INTERNATIONAL FUND

               Schedule of Investments--September 30, 1997 cont.

 ............................................................................................................

                                          Description                         Shares Held      Market Value
-----------------------------------------------------------------------------------------------------------
Common Stocks--94.1% (cont.)

Broadcasting & Publishing--0.9%
 Europe 1 Communication                   Media
   (France)                                                                        66,327      $ 14,589,894

Aerospace--3.8%
 Rolls-Royce plc (Great Britain)          Jet Engines                           7,744,085      $ 31,967,585
 Hong Kong Aircraft                       Commercial Aircraft Overhaul
   Engineering Company Ltd.                 & Maintenance
   (Hong Kong), (e)                                                             9,521,000        30,883,574
                                                                                               ------------
                                                                                                 62,851,159
Chemicals--4.4%
 Fernz Corporation Ltd.                   Agricultural & Industrial
   (New Zealand), (e)                       Chemical Producer                  11,611,800      $ 40,171,130
 European Vinyls Corporation              PVC Manufacturer
   International N.V.
   (Netherlands), (e)                                                           1,395,665        32,957,974
                                                                                               ------------
                                                                                                 73,129,104
Components--1.8%
 Varitronix International                 Liquid Crystal Displays
   Limited (Hong Kong), (e)                                                    15,249,000      $ 29,165,831

Mining & Building Materials--2.6%
 Pioneer International                    Concrete Products, Aggregates
   (Australia)                                                                  6,585,176      $ 22,439,713
 Keumkang Ltd. (Korea), (e)               Building Materials                      360,000        16,327,869
 Siam City Cement Public                  Cement Producer
   Company Limited (Thailand)                                                   1,006,600         3,604,903
                                                                                               ------------
                                                                                                 42,372,485
Other Industrial Goods & Services--7.0%
 Tomkins plc (Great Britain)              Industrial Management
                                            Company                            14,400,000      $ 81,153,905
 Kone Corporation (Finland)               Elevators                               161,870        20,956,719
 Legris Industries                        Crane Manufacturer
   (France)                                                                       195,097         7,925,358
 Buderus AG (Germany)                     Industrial Manufacturing Firm             9,000         4,584,171
 Tae Young Corporation (Korea)            Heavy Construction                       20,000           679,781
                                                                                               ------------
                                                                                                115,299,934
Steel--5.6%
 Usiminas (Brazil)                        Steel Production                      5,363,370      $ 58,600,282
 Avesta Sheffield AB (Sweden)             Stainless Steel                       3,575,000        34,159,802
                                                                                               ------------
                                                                                                 92,760,084

See accompanying notes to financial statements.                          THE OAKMARK INTERNATIONAL FUND  29


                        The Oakmark International Fund

               Schedule of Investments--September 30, 1997 cont.
    .............................................................................................
                                                                    Shares Held/
                                  Description                    Principal Value     Market Value
-------------------------------------------------------------------------------------------------
Common Stocks--94.1% (cont.)

Diversified Conglomerates--2.4%
  Securicor plc (Great Britain)   Diversified Consumer Services
                                   Company                             4,274,500   $   18,610,106
  Koor Industries Limited
   (Israel), (b)                  Israeli Holding Company                622,100       12,830,812
  Lamex Holdings Ltd.             Hong Kong's Largest Office
   (Hong Kong), (e)                Furniture Supplier                 14,040,000        4,808,219
  Compagnie Generale des          Industrial Services
   Eaux (France)                                                          25,000        2,941,350
  Koor Industries Limited         Israeli Holding Company
   (Israel)                                                                5,660          588,217
                                                                                   --------------
                                                                                       39,778,704
  Total Common Stocks
   (Cost: $1,395,926,326)                                                           1,549,973,232


Short Term Investments--5.1%

U.S. Government Bills--0.9%
  United States Treasury Bills, 5.34%-5.47%
   due 10/16/1997-10/23/1997                                         $15,000,000   $   14,955,940

Commercial Paper--3.6%
  American Express Credit Corp., 5.48%-5.52%
   due 10/3/1997-10/9/1997                                           $20,000,000   $   20,000,000
  Ford Motor Credit Corp., 5.51%-6.15%
   due 10/1/1997-10/3/1997                                            20,000,000       20,000,000
  General Electric Capital Corporation, 5.56%-5.58%
   due 10/1/1997-10/3/1997                                            20,000,000       20,000,000
                                                                                   --------------
                                                                                       60,000,000
Repurchase Agreements--0.6%
  State Street Repurchase Agreement, 5.95% due 10/1/1997             $10,002,000   $   10,002,000
  Total Short Term Investments (Cost: $84,957,940)                                     84,957,940

  Total Investments (Cost $1,480,884,266)--99.2% (f)                               $1,634,931,172
  Foreign Currencies (Proceeds $1,618,842)--0.1%                                        1,622,273
  Other assets in excess of other liabilities--0.7% (d)                                10,794,086
                                                                                   --------------
  Total Net Assets--100%                                                           $1,647,347,531
                                                                                   ==============


(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c)  Represents a Global Depository Receipt.
(d)  Includes portfolio and transaction hedges.
(e) See footnote number six in the Notes to Financial Statements regarding transactions in affiliated issuers.
(f) At September 30, 1997, net unrealized appreciation of $154,050,337 for federal income tax purposes consisted of gross unrealized appreciation of $221,535,239 and gross unrealized depreciation of $67,484,902.

                                 See accompanying notes to financial statements.
30  The Oakmark International Fund

The Oakmark International
Small Cap Fund

Report from David G. Herro and Michael J. Welsh, Portfolio Managers

                             [PHOTOS APPEAR HERE]

The Value of a $10,000 investment in The Oakmark International Small Cap Fund from its inception (11/1/95) to present (9/30/97) as compared to the Morgan Stanley World ex U.S. Index

                             [GRAPH APPEARS HERE]


9/30/97 NAV $12.20
                                                                        Average Annual Total Return*
                                                                               Through 9/30/97
                                                           Total                  From Fund
                                                           Return                 Inception
                                                         Last 2 mos.               11/1/95
------------------------------------------------------------------------------------------------------
The Oakmark International Small Cap Fund                    -4.4%                   13.1%
Morgan Stanley World ex U.S. w/inc**                        -2.2%                   13.1%
Lipper Analytical International Fund Average**              -1.3%                   18.4%
Micropal International Small Co. Fund Index**               -1.7%                   14.2%


*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Fund Average includes 30 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Int'l Small Co. Fund Index sector average is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.



Fellow Shareholders:

Since inception, The Oakmark International Small Cap Fund has achieved an average annual return of 13.1%, compared to 13.1% and 14.2% for the Morgan Stanley World ex US and Micropal Intl Small Co. Fund indices, respectively. For the eleven-month fiscal year ended September 30, 1997, the Fund achieved a return of 11.1%, compared with returns of 13.8% and 13.8% for the Morgan Stanley World ex US and Micropal International Small Cap indices.

Small Caps Continue to Underperform the Big Guys

While The Oakmark International Small Cap Fund has performed in line with similar international small cap funds this year, it has underperformed the Oakmark International Fund and the EAFE index. The primary reason is that share prices of large capitalization companies have continued to outperform those of small caps around the world. As a result we continue to see tremendous value in this sector.

One stark example of divergent performance is in the Japanese market. The Nikkei 225 index, the proxy for large cap stocks in Japan, is basically flat in local currency terms over the past five years. In contrast the smaller market indicies, the JASDAQ and the OTC, are both down around 30%. Most of this underperformance has taken place over the last twelve months: the Nikkei 225 is down 15% in local terms, while the JASDAQ and OTC indicies are down 40%.

                                    The Oakmark International Small Cap Fund  31

 ................................................................................

We are seeing this divergence as a common pattern around the globe. As value investors with a long-term time horizon we can take advantage of the tremendous opportunities we see in some of these markets.

Our investment process and criteria are the same for The Small Cap Fund as in Oakmark International; it is simply a different investment universe. The vast majority of our holdings in The Oakmark International Small Cap Fund have a market cap below $500 million). And as we've frequently mentioned, the geographic allocation of the portfolio is simply a function of stock selection, not a top-down macroeconomic "bet". A good illustration of this point is the difference in the portfolio weightings of Japanese companies between Oakmark International with 4.0% of its portfolio in Japanese stocks and Oakmark International Small Cap with 9.5%. We have found more companies which meet our criteria in the small cap area than in the large cap area.

Excellent Long-term Opportunities

The size of The Oakmark International Small Cap Fund is significantly smaller than that of The Oakmark International Fund. One of the advantages of the current asset size is the concentration we are able to achieve in our favorite ideas without incurring large trading costs (especially moving the share price when buying and selling). We are convinced that over a reasonable time horizon the prices of these companies will converge with their underlying value. We continue to believe that this fund has great potential to earn excess returns for shareholders.

Asia Will Be Fine...

Your fund has been adversely impacted by the instability which hit the Asian markets this summer and fall resulting in weaker Asian currencies and sharply lower share prices. Profligate credit expansion over the past few years helped fuel a property glut which has put tremendous strain on the financial sector of many East Asian markets. Also, the strength of the US dollar hurt the competitiveness of many countries which try to maintain a stable exchange rate.

Finally, some ill-timed comments made by Dr. Mahathir, leader of Malaysia, have shaken the confidence of foreign investors in the region. While these comments are very serious and shocking, his actions to date have been far less reactionary and have demonstrated an understanding of the importance in treating foreign investors properly.

From an investment perspective, many opportunities have surfaced in Asia. Any company that does not have foreign currency debt or foreign costs will be better able to compete and will eventually have higher profits. More reasonably priced currencies will benefit those Asian companies that are net exporters and also will benefit the tourist industry. These industries should then lead Asia to stronger macroeconomic growth. The "grass-roots" of the Asian economies are still strong and no major rehabilitation is needed. We believe that over the medium term there will be a strong recovery which will be reflected in share prices. Don't forget what happened in Latin America!!!


/s/ David G. Herro

David G. Herro
Portfolio Manager

72242.772@compuserve.com


/s/ Michael J. Welsh

Michael J. Welsh
Co-Portfolio Manager

102521.2142@compuserve.com

October 16, 1997

32  The Oakmark International Small Cap Fund

        The Oakmark International Small Cap Fund

        International Diversification--September 30, 1997

        ........................................................................

                 % of Fund
                 Net Assets
--------------------------
Pacific Rim          49.2%
New Zealand          12.1%
Japan                 9.4%
Hong Kong             8.9%
Australia             6.8%
Korea                 6.1%
Thailand              2.9%
Indonesia             1.6%
Philippines           1.4%

Europe               44.2%
Great Britain        13.9%
Italy                 7.0%
France                5.5%
Germany               5.1%
Turkey                5.0%
Ireland               4.3%
Netherlands           3.4%

                                    The Oakmark International Small Cap Fund  33

                   THE OAKMARK INTERNATIONAL SMALL CAP FUND

                 Schedule of Investments--September 30, 1997

     ....................................................................................................................


                                                 Description                       Shares Held               Market Value
     --------------------------------------------------------------------------------------------------------------------
     Common Stocks--93.4%

     Consumer Non-Durables--5.4%
       Designer Textiles (NZ)                    Manufactures Knit Fabrics
         Limited (New Zealand), (c)                                                  2,960,000                $ 1,498,096
       PT Polysindo Eka Perkasa                  Integrated Textile
         (Indonesia)                               Manufacturer                      2,652,000                  1,047,903
       Altinyildiz Mensucat ve                   Textile Manufacturer
         Konfeksiyon Fabrikalari
         A.S. (Turkey)                                                               7,482,000                  1,019,843
                                                                                                              -----------
                                                                                                                3,565,842
     Food & Beverage--8.2%
       DB Group Ltd. (New Zealand)               Producer of Beer, Wine,
                                                   & Liquor                          1,208,750                $ 1,897,244
       Taittinger (France)                       Producer of Wine & Spirits              3,077                  1,633,764
       Chosun Brewery Company                    Korean Brewer
         (Korea)                                                                        52,010                    966,306
       Alaska Milk Corporation                   Milk Producer
         (Philippines), (a)                                                         18,188,000                    917,308
                                                                                                              -----------
                                                                                                                5,414,622
     Household Products--10.0%
       Enix Corporation (Japan)                  Entertainment Software                124,900                $ 2,484,130
       Eczacibasi Yapi Gerecleri                 Ceramic Sanitary
         Sanayi ve Ticaret A.S.                    Producer
         (Turkey), (a)                                                              49,749,200                  2,255,617
       WMF (Germany)                             Tableware and Kitchenware               9,561                  1,839,747
                                                                                                              -----------
                                                                                                                6,579,494
     Retail--4.2%
       Daimon (Japan)                            Liquor Retailer & Distributor         414,000                $ 2,538,825
       Somerfield plc (Great Britain)            Food Retailer                          77,000                    248,946
                                                                                                              -----------
                                                                                                                2,787,771
     Other Consumer Goods & Services--9.4%
       Vardon plc (Great Britain)                Bingo Clubs                         1,450,000                $ 2,735,606
       Fyffes plc (Ireland)                      Distributor of Fresh Fruit,
                                                   Flowers and Produce
                                                   in Europe                         1,370,024                  1,995,578
       CeWe Color Holding AG                     Photo Equipment & Supplies
         (Germany)                                                                       6,300                  1,497,496
       Innovative International                  Auto Parts & Equipment
         Holdings Warrants
         31 Aug 99 (Hong Kong)                                                         353,000                          0
                                                                                                              -----------
                                                                                                                6,228,680
     Telecommunications--0.1%
       Sk Telecom Co. Ltd. (Korea)               Telecommunications                        130                $    61,126

34  THE OAKMARK INTERNATIONAL SMALL CAP FUND

                          The Oakmark International Small Cap Fund

                      Schedule of Investments--September 30, 1997 cont.
 .............................................................................................

                                   Description                    Shares Held    Market Value
---------------------------------------------------------------------------------------------
Common Stocks--93.4% (cont.)

Pharmaceutical--4.7%
  Recordati (Italy)                Pharmaceuticals                    386,000     $ 3,083,706

Banks--0.1%
  Kookmin Bank (Korea)             Korean Commercial Bank               6,795     $    75,747
  Shinhan Bank (Korea)             Korean Commercial Bank                 490           4,113
                                                                                  -----------
                                                                                       79,860
Investment Companies--1.6%
  Direct Capital Partners          Investment Fund for Unlisted
    Limited (New Zealand)            New Zealand Companies          2,237,000     $ 1,031,856

Other Financial--9.5%
  Lambert Fenchurch Group plc      Insurance Broker
    (Great Britain)                                                 1,810,000     $ 3,677,468
  JCG Holdings Ltd.                Investment Holding Company
    (Hong Kong)                                                     3,254,000       2,565,185
                                                                                  -----------
                                                                                    6,242,653
Computer Systems--2.8%
  Solution 6 Holdings Ltd.         Design Computer Systems/
    (Australia), (a) (c)             Consultants                    3,437,500     $ 1,871,590

Marketing Services--3.8%
  Cordiant plc                     Global Advertising Agency
    (Great Britain)                                                 1,275,000     $ 2,508,244

Broadcasting & Publishing--5.3%
  Matichon Public Company          Newspaper Publisher
    Limited Foreign Shares
    (Thailand), (c)                                                 1,409,900     $ 1,835,200
  Woong Jin Publishing             Publisher
    Company (Korea)                                                    32,586       1,584,784
  Matichon Public Company          Newspaper Publisher
    Limited (Thailand), (c)                                            70,400          87,273
                                                                                  -----------
                                                                                    3,507,257
Chemicals--3.4%
  European Vinyls Corporation      PVC Manufacturer
    International N.V.
    (Netherlands)                                                      93,600     $ 2,210,320

Components--1.3%
  Barlo Group plc                  Manufacturer of Radiators
  (Ireland)                          and Industrial Plastics        1,085,000     $   869,226


See accompanying notes to financial statements.

                                    The Oakmark International Small Cap Fund  35

                          The Oakmark International Small Cap Fund

                      Schedule of Investments--September 30, 1997 cont.
 .............................................................................................

                                   Description                    Shares Held    Market Value
---------------------------------------------------------------------------------------------
Common Stocks--93.4% (cont.)

Mining & Building Materials--3.0%
  Asia Cement Manufacturing        Cement Manufacturer
    Company Ltd. (Korea)                                               36,150     $ 1,145,738
  Parbury Limited (Australia)      Building Products Manufacturer   1,984,032         835,379
                                                                                  -----------
                                                                                    1,981,117
Other Industrial Goods & Services--13.4%
  Sanford Ltd. (New Zealand)       Fisheries                        1,284,040     $ 2,278,657
  Yip's Hang Cheung Ltd.           Paint Company
    (Hong Kong)                                                    16,140,000       2,169,243
  Wattyl Limited (Australia)       Paint Company                      355,138       1,808,297
  Fukuda Denshi                    Medical Products Manufacturer
    (Japan)                          and Distributor                   81,000       1,208,254
  Techtronic Industries            Manufactures Electric
    Company (Hong Kong)              Hand Tools                     4,684,000       1,168,276
  Irce SpA (Italy)                 Wire Manufacturer                   37,500         199,432
                                                                                  -----------
                                                                                    8,832,159
Production Equipment--5.1%
  NSC Groupe (France)              Manufacturer of Textile
                                     Equipment                         14,284     $ 2,012,832
  Danieli & Company (Italy)        Steel Mini-Mills
                                     Equipment                        360,300       1,346,311
                                                                                  -----------
                                                                                    3,359,143
Steel--2.1%
  Steel & Tube Holdings Ltd.       Produces and Distributes Steel
    (New Zealand)                                                     257,700     $   622,410
  Steel & Tube Holdings LTD.       Produces and Distributes Steel
    Deferred (New Zealand)                                            257,700         622,410
  Pohang Iron & Steel              Manufactures Steel Products
    Company Ltd. (Korea)                                                2,580         158,465
                                                                                  -----------
                                                                                    1,403,285

  Total Common Stocks (Cost: $62,783,913)                                          61,617,951


36  The Oakmark International Small Cap Fund

                       The Oakmark International Small Cap Fund

                  Schedule of Investments--September 30, 1997 cont.
 ......................................................................................

                                                       Principal Value    Market Value
--------------------------------------------------------------------------------------
Short Term Investments--7.1%
Commercial Paper--5.3%
  American Express Credit Corporation,
    5.56%-5.58% due 10/1/1997-10/6/1997                     $1,000,000    $ 1,000,000
  Ford Motor Credit Corp., 5.75%-6.15%
    due 10/1/1997-10/2/1997                                  1,000,000      1,000,000
  General Electric Capital Corporation, 5.58%-6.38%
    due 10/1/1997-10/3/1997                                  1,500,000      1,500,000
                                                                          -----------
  Total Commercial Paper                                                    3,500,000

Repurchase Agreements--1.8%
  State Street Repurchase Agreement,
    5.95% due 10/1/1997                                     $1,177,000    $ 1,177,000
                                                                          -----------
  Total Repurchase Agreements                                               1,177,000

  Total Short Term Investments (Cost: $4,677,000)                           4,677,000

  Total Investments (Cost $67,460,913)--100.5% (d)                        $66,294,951
  Foreign Currencies (Proceeds $ (601,764))--(0.9)%                          (603,955)
  Other assets in excess of other liabilities--0.4% (b)                       281,804
                                                                          -----------

  Total Net Assets--100%                                                  $65,972,800
                                                                          ===========

(a)  Non-income producing security.
(b)  Includes portfolio and transaction hedges.
(c) See footnote number six in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 1997, net unrealized depreciation of ($1,168,153) for federal income tax purposes consisted of gross unrealized appreciation of $4,684,962 and gross unrealized depreciation of $5,853,115.

See accompanying notes to financial statements.

                                    The Oakmark International Small Cap Fund  37

The Oakmark Family of Funds

            Statement of Assets and Liabilities--September 30, 1997
            ....................................................................

                                                                            The Oakmark             The Oakmark
                                                                                Fund                Select Fund
-------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value                                                       $6,632,985,679           $523,916,068
                                                                       (cost: $4,613,299,665)   (cost: $436,240,901)
Cash                                                                                     886                     91
  Foreign currency, at value                                                               0                      0
  Collateral for securities loaned, at value                                               0                      0
  Receivable for:
     Forward foreign currency contracts                                                    0                      0
     Securities sold                                                              24,858,028                      0
     Fund shares sold                                                             19,285,029              8,833,204
     Dividends and interest                                                        9,034,583                184,529
                                                                              --------------           ------------
  Total receivables                                                               53,177,640              9,017,733
  Other assets                                                                        24,090                  4,026
                                                                              --------------           ------------
  Total assets                                                                $6,686,188,295           $532,937,918
                                                                              ==============           ============
 ....................................................................................................................................
Liabilities and Net Assets
  Payable for:
    Cash overdraft                                                            $            0           $          0
    Securities purchased                                                          60,337,236             17,905,077
    Collateral upon return of securities loaned, at value                                  0                      0
    Fund shares redeemed                                                           4,725,323                251,084
    Due to adviser                                                                 4,930,728                338,136
    Forward foreign currency contracts                                                     0                      0
    Other                                                                          1,246,380                269,049
                                                                              --------------           ------------
  Total liabilities                                                               71,239,667             18,763,346
                                                                              --------------           ------------
  Net assets applicable to fund shares outstanding                            $6,614,948,628           $514,174,572
                                                                              ==============           ============
  Fund shares outstanding                                                        160,525,019             31,466,003
                                                                              ==============           ============
 ....................................................................................................................................
Price of Shares
  Net asset value per share                                                   $        41.21           $      16.34
                                                                              ==============           ============
 ....................................................................................................................................
Analysis of Net Assets
  Paid in capital                                                             $4,305,752,545           $421,675,856
  Accumulated undistributed net realized gain
    on sale of investments, forward contracts and
    foreign currency exchange transactions                                       239,815,188              5,070,435
  Net unrealized appreciation/depreciation of investments                      2,019,686,014             87,675,167
  Net unrealized appreciation of foreign currency
    portfolio hedges                                                                       0                      0
  Net unrealized appreciation -- other                                                     0                      0
  Accumulated undistributed net investment
    income (loss)                                                                 49,694,881               (246,886)
                                                                              --------------           ------------
  Net assets applicable to Fund shares outstanding                            $6,614,948,628           $514,174,572
                                                                              ==============           ============

38  The Oakmark Family of Funds



 .................................................................................................................
                                  THE OAKMARK                      THE OAKMARK                    THE OAKMARK
     THE OAKMARK                  EQUITY AND                      INTERNATIONAL                  INTERNATIONAL
    SMALL CAP FUND                INCOME FUND                          FUND                     SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------
       $1,511,801,430                $33,856,971                     $1,634,931,172                  $66,294,951
(cost: $1,203,839,475)        (cost: $28,398,735)             (cost: $1,480,884,266)          (cost: $67,460,913)
            4,507,199                        630                          1,116,846                          978
                    0                          0                          1,622,273                            0
          120,819,723                  2,835,700                        209,792,398                    2,600,582

                    0                          0                            530,357                        1,091
            5,695,342                     13,701                          3,264,314                    1,076,346
            8,852,777                    220,059                         10,427,851                      271,466
              698,583                    215,539                          5,937,148                      268,971
       --------------                -----------                     --------------                  -----------
           15,246,702                    449,299                         20,159,670                    1,617,874
                8,260                      4,570                              7,260                        4,789
       --------------                -----------                     --------------                  -----------
       $1,652,383,314                $37,147,170                     $1,867,629,619                  $70,519,174
       ==============                ===========                     ==============                  ===========
 .................................................................................................................

       $            0                $         0                     $            0                  $   603,955
            5,112,148                    782,504                          5,919,962                      740,826
          120,819,723                  2,835,504                        209,792,398                    2,600,582
            1,206,105                          0                          2,632,699                      420,404
            1,335,110                     19,021                          1,304,768                       69,594
                    0                          0                             13,505                        3,447
              514,588                     47,432                            618,756                      107,566
       --------------                -----------                     --------------                  -----------
          138,987,674                  3,684,657                        220,282,088                    4,546,374
       --------------                -----------                     --------------                  -----------
       $1,513,395,640                $33,462,513                     $1,647,347,531                  $65,972,800
       ==============                ===========                     ==============                  ===========
           74,417,566                  2,309,368                         87,742,360                    5,408,654
       ==============                ===========                     ==============                  ===========
 .................................................................................................................

       $        20.34                $     14.49                     $        18.77                  $     12.20
       ==============                ===========                     ==============                  ===========
 .................................................................................................................
       $1,161,135,817                $26,650,896                     $1,230,460,601                  $60,623,224

           46,258,507                    904,575                        200,912,998                    5,992,327
          307,961,955                  5,458,236                        154,050,337                   (1,168,153)

                    0                          0                            530,186                            0
                    0                          0                              3,400                        3,469

           (1,960,639)                   448,806                         61,390,009                      521,933
       --------------                -----------                     --------------                  -----------
       $1,513,395,640                $33,462,513                     $1,647,347,531                  $65,972,800
       ==============                ===========                     ==============                  ===========

See accompanying notes to financial statements.
                                                 THE OAKMARK FAMILY OF FUNDS  39


The Oakmark Family of Funds

Statement of Operations--September 30, 1997
 .........................................................................................................................
                                                                   The Oakmark Fund                      The Oakmark
                                                                                                         Select Fund

                                                       Eleven Months Ended        Year Ended          Eleven Months Ended
                                                       September 30, 1997       October 31, 1996      September 30, 1997
-------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Dividends                                               $   77,106,315         $  69,419,537            $ 1,339,457
  Interest Income                                             29,568,476            15,845,858                807,368
  Securities lending income                                            0                     0                 24,860
  Foreign taxes withheld                                        (437,022)             (284,360)                     0
                                                          --------------         -------------            -----------
   Total investment income                                   106,237,769            84,981,035              2,171,685
 .........................................................................................................................
Expenses:
 Investment advisory fee                                      43,705,462            36,082,925              1,731,599
 Transfer and dividend disbursing agent fees                   2,928,155             4,398,544                199,956
 Other shareholder servicing fees                              1,330,861               726,744                 92,245
 Custodian and accounting fees                                   539,126               439,430                 52,436
 Reports to shareholders                                         986,143               836,558                 32,350
 Registration and blue sky expenses                              560,527               573,243                246,615
 Trustees fees                                                    97,930                69,705                 21,354
 Legal fees                                                       41,590                46,842                 11,888
 Audit fees                                                       21,527                17,176                 18,988
 Amortization of organization cost                                     0                23,768                    649
 Other                                                           182,088               213,020                 13,185
                                                          --------------         -------------            -----------
   Total expenses                                             50,393,409            43,427,955              2,421,265
   Expense reimbursement                                               0                     0                      0
   Expense offset arrangements                                   (13,986)              (15,263)                (2,694)
                                                          --------------         -------------            -----------
  Net expenses                                                50,379,423            43,412,692               2,418,571
                                                          --------------         -------------            -----------
 .........................................................................................................................
Net Investment Income (loss):                                 55,858,346            41,568,343               (246,886)
 .........................................................................................................................
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:
  Net realized gain on investments                           239,442,987           226,166,113              5,070,435
  Net realized gain (loss) on foreign
   currency transactions                                          (2,673)              (12,777)                     0
  Net change in unrealized appreciation (depreciation)
   of investments and foreign currencies                   1,231,138,352           290,431,755             87,675,167
  Net change in appreciation of forward currency
   exchange contracts                                                  0                     0                      0
 Net change in appreciation (depreciation)--other                      0                     0                      0
                                                          --------------         -------------            -----------
 .........................................................................................................................
Net realized and unrealized gain on investments
  and foreign currency transactions:                       1,470,578,666           516,585,091             92,745,602
                                                          --------------         -------------            -----------
 .........................................................................................................................
Net increase in net assets resulting
  from operations                                         $1,526,437,012         $ 558,153,434            $92,498,716
                                                          ==============         =============            ===========
 .........................................................................................................................

40   The Oakmark Family of Funds

 ................................................................................................................................

                                                                                                      The Oakmark
                                                             The Oakmark                               Equity and
                                                            Small Cap Fund                             Income Fund

                                                Eleven Months Ended     Year Ended      Eleven Months Ended        Year Ended
                                                 September 30, 1997   October 31, 1996   September 30, 1997     October 31, 1996
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Dividends                                        $  4,339,208         $   930,817          $ 273,805              $ 118,500
  Interest Income                                     3,154,500             302,068            488,081                261,357
  Securities lending income                             129,169              19,400              5,782                  3,897
  Foreign taxes withheld                                      0                   0                  0                      0
                                                   ------------         -----------          ---------              ---------
     Total investment income                          7,622,877           1,252,285            767,668                383,754
 ................................................................................................................................
Expenses:
  Investment advisory fee                             7,705,828             956,809            140,973                 69,005
  Transfer and dividend disbursing agent fees           548,450             250,126             53,123                 45,412
  Other shareholder servicing fees                      333,788              23,906              2,999                    807
  Custodian and accounting fees                         125,794              36,616             38,753                 23,552
  Reports to shareholders                               140,375              26,164              5,572                  3,694
  Registration and blue sky expenses                    371,079             181,799             42,393                 83,142
  Trustees fees                                          32,359              13,688             21,778                 12,749
  Legal fees                                             16,048              10,970              8,595                 10,285
  Audit fees                                             16,733              21,034             17,477                 20,075
  Amortization of organization cost                       1,333               1,457              1,333                      0
  Other                                                  33,819               6,234              3,208                  3,975
                                                   ------------         -----------          ---------              ---------
     Total expenses                                   9,325,606           1,528,803            336,204                272,696
     Expense reimbursement                                    0                   0            (39,450)               (14,245)
     Expense offset arrangements                        (18,290)               (318)              (830)                  (225)
                                                   ------------         -----------          ---------              ---------
Net expenses                                          9,307,316           1,528,485            295,924                258,226
                                                   ------------         -----------          ---------              ---------
 ................................................................................................................................
Net Investment Income (loss):                        (1,684,439)           (276,200)           471,744                125,528
 ................................................................................................................................
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:
  Net realized gain (loss) on investments            46,501,798            (243,291)           904,824                161,939
  Net realized gain (loss) on foreign
     currency transactions                                    0                   0                  0                      0
  Net change in unrealized appreciation
     (depreciation) of investments and foreign
       currencies                                   287,859,202          20,102,753          4,554,518                903,718
  Net change in appreciation of forward currency
     exchange contracts                                       0                   0                  0                      0
  Net change in appreciation (depreciation)
     --other                                                  0                   0                  0                      0
                                                   ------------         -----------          ---------              ---------
Net realized and unrealized gain on investments
     and foreign currency transactions:             334,361,000           19,859,46          5,459,342              1,065,657
                                                   ------------         -----------          ---------              ---------
 ................................................................................................................................
Net increase in net assets resulting
     from operations                               $332,676,561         $19,583,262          $5,931,086            $1,191,185
                                                   ============         ===========          ==========            ==========


See accompanying notes to financial statements. The Oakmark Family of Funds  41

The Oakmark Family of Funds

Statement of Operations--September 30, 1997 cont.
 ................................................................................

                                                         The Oakmark
                                                      International Fund

                                               Eleven Months          Year
                                                  Ended               Ended
                                               September 30,       October 31,
                                                  1997                1996
-------------------------------------------------------------------------------
Investment Income:
 Dividends                                     $ 42,650,820        $ 29,460,152
 Interest Income                                  3,977,499           1,708,929
 Securities lending income                        1,300,955             376,919
 Foreign taxes withheld                          (3,703,472)         (3,243,211)
                                               ------------        ------------
 Total investment income                         44,225,802          28,302,789
 ................................................................................
Expenses:
 Investment advisory fee                         13,040,702          10,113,272
 Transfer and dividend disbursing agent fees        864,936           1,298,501
 Other shareholder servicing fees                   582,891             382,248
 Custodian and accounting fees                    1,482,615           1,306,439
 Reports to shareholders                            381,555             215,584
 Registration and blue sky expenses                 100,480              14,675
 Trustees fees                                       42,602              28,936
 Legal fees                                          17,155              19,589
 Audit fees                                          24,851              22,047
 Amortization of organization cost                    8,394               9,516
 Other                                               36,031              75,039
                                               ------------        ------------
  Total expenses                                 16,582,212          13,485,846
  Expense reimbursement                                   0                   0
  Expense offset arrangements                       (22,793)             (6,181)
                                               ------------        ------------
  Net expenses                                   16,559,419          13,479,665
                                               ------------        ------------
 ................................................................................
Net Investment Income:                           27,666,383          14,823,124
 ................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions:
 Net realized gain on investments               217,090,057           2,806,950
 Net realized gain (loss) on foreign currency
  transactions                                   17,724,883          (1,017,660)
 Net change in unrealized appreciation of
  investments and foreign currencies             70,717,122         176,382,416
 Net change in appreciation of forward
  currency exchange contracts                     3,426,674           5,165,941
 Net change in appreciation (depreciation)--
  other                                             197,532            (363,425)
                                               ------------        ------------
 ................................................................................
Net realized and unrealized gain on investments
 and foreign currency transactions:             309,156,268         182,974,222
                                               ------------        ------------
 ................................................................................
Net increase in net assets resulting
 from operations                               $336,822,651        $197,797,346
                                               ============        ============

42  The Oakmark Family of Funds

 ............................................................................

                                             The Oakmark International
                                                   Small Cap Fund

                                      Eleven Months Ended      Year Ended
                                       September 30, 1997   October 31, 1996
-----------------------------------------------------------------------------
Investment Income:

 Dividends                               $1,640,601             $  744,076
 Interest Income                            162,175                 70,932
 Securities lending income                   25,268                  5,649
 Foreign taxes withheld                    (166,750)               (70,675)
                                         ----------             ----------
 Total investment income                  1,661,294                749,982
 ............................................................................
Expenses:

 Investment advisory fee                    648,148                258,427
 Transfer and dividend disbursing
   agent fees                                84,030                 93,991
 Other shareholder servicing fees            20,211                  4,347
 Custodian and accounting fees              138,829                103,589
 Legal fees                                   8,973                 10,288
 Audit fees                                  21,830                 24,187
 Trustees fees                               22,456                 12,970
 Registration and blue sky expenses          45,799                112,215
 Reports to shareholders                     20,333                  9,933
 Amortization of organization cost            1,333                  1,457
 Other                                        4,128                  3,297
                                         ----------             ----------
    Total expenses                        1,016,070                634,701
                                         ----------             ----------
    Expense reimbursement                         0                (35,441)
    Expense offset arrangements                (824)                (4,379)
                                         ----------             ----------
    Net expenses                          1,015,246                594,881
                                         ----------             ----------
 ............................................................................
Net Investment Income:                      646,048                155,101
 ............................................................................
Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions:

 Net realized gain on investments         6,250,624              1,284,213
 Net realized loss on foreign currency
   transactions                            (232,740)               (24,656)
 Net change in unrealized appreciation
   (depreciation) of investments and
   foreign currencies                    (1,464,546)               296,393
 Net change in appreciation of forward
   currency exchange contracts                    0                      0
 Net change in appreciation
   (depreciation)--other                      5,257                 (1,788)
                                         ----------             ----------
 ............................................................................

Net realized and unrealized gain
  on investments and foreign
  currency transactions:                  4,558,595              1,554,162
                                         ----------             ----------
 ............................................................................
Net increase in net assets resulting
  from operations                        $5,204,643             $1,709,263
                                         ==========             ==========

See accompanying notes to financial statements.  The Oakmark Family of Funds  43

The Oakmark Family of Funds

     Statement of Changes in Net Assets--September 30, 1997
     .....................................................................................................

                                                                      The Oakmark Fund
                                                   Eleven Months Ended     Year Ended        Year Ended
                                                   September 30, 1997   October 31, 1996  October 31, 1995
     -----------------------------------------------------------------------------------------------------
     From Operations:
       Net investment income                         $   55,858,346      $    41,568,343   $   27,572,923
       Net realized gain on sale of
        investments                                     239,442,987          226,166,113       87,157,237
       Net realized loss on foreign currency
        transactions                                         (2,673)             (12,777)         (37,102)
       Net change in unrealized appreciation          1,231,138,352          290,431,755      320,305,458
                                                     --------------      ---------------   --------------
       Net increase in net assets from operations     1,526,437,012          558,153,434      434,998,516
     .....................................................................................................
     Distribution to shareholders from (1):
       Net investment income                            (41,659,757)         (29,455,748)     (15,107,180)
       Net realized short-term gain                     (13,947,126)          (4,354,309)     (47,575,398)
       Net realized long-term gain                     (212,039,549)         (82,805,333)     (48,452,482)
                                                     --------------      ---------------   --------------
       Total distributions to shareholders             (267,646,432)        (116,615,390)    (111,135,060)
     .....................................................................................................
     From Fund share transactions:
       Proceeds from shares sold                      2,107,074,877        1,810,842,079    1,384,343,262
       Reinvestment of dividends and capital gain
       distributions                                    256,384,877          110,976,647      106,504,973
       Payments for shares redeemed                    (941,237,366)      (1,256,490,130)    (664,894,744)
                                                     --------------      ---------------   --------------
       Net increase in net assets from Fund share
       transactions                                   1,422,222,388          665,328,596      825,953,491
                                                     --------------      ---------------   --------------
     .....................................................................................................
     Total increase in net assets                     2,681,012,968        1,106,866,640    1,149,816,947
       Net assets:
       Beginning of period                            3,933,935,660        2,827,069,020    1,677,252,073
                                                     --------------      ---------------   --------------
       End of period                                 $6,614,948,628      $ 3,933,935,660   $2,827,069,020
                                                     ==============      ===============   ==============
       Undistributed net investment income           $   49,694,881      $    35,496,292   $   23,383,697
                                                     ==============      ===============   ==============
      (1):
       Distributions per share:
          Net investment income                               .3441                .2841            .2310
          Net realized short-term gain                        .1152                .0420            .7277
          Net realized long-term gain                        1.7514                .7987            .7411
                                                     --------------      ---------------   --------------
          Total distributions to shareholders        $       2.2107      $        1.1248   $       1.6998

44  The Oakmark Family of Funds

 ...............................................................................
                                                              The Oakmark
                                                              Select Fund

                                                            Eleven Months Ended
                                                            September 30, 1997
-------------------------------------------------------------------------------
From Operations:
  Net investment income (loss)                                 $    (246,886)
  Net realized gain on sale of investments                         5,070,435
  Net change in unrealized appreciation                           87,675,167
                                                                ------------
  Net increase in net assets from operations                      92,498,716

 ...............................................................................

Distribution to shareholders from:
  Net investment income                                                    0
  Net realized short-term gain                                             0
  Net realized long-term gain                                              0
                                                                ------------
  Total distributions to shareholders                                      0

 ...............................................................................

From Fund share transactions:
  Proceeds from shares sold                                      571,117,746
  Reinvestment of dividends and capital gain
   distributions                                                           0
  Payments for shares redeemed                                  (149,441,890)
                                                                ------------

  Net increase in net assets from Fund share
   transactions                                                  421,675,856
                                                                ------------

 ...............................................................................

Total increase in net assets                                     514,174,572
  Net assets:
  Beginning of period                                                      0
                                                                ------------
  End of period                                                 $514,174,572
                                                                ============
  Undistributed net investment loss                             $   (246,886)
                                                                ============

See accompanying notes to financial statements.
                                                 The Oakmark Family of Funds  45

The Oakmark Family of Funds

Statement of Changes in Net Assets--September 30, 1997 cont.
 ....................................................................................

                                                          The Oakmark
                                                        Small Cap Fund

                                               Eleven Months Ended     Year Ended
                                               September 30, 1997   October 31, 1996
------------------------------------------------------------------------------------
From Operations:
 Net investment loss                              $   (1,684,439)      $   (276,200)
 Net realized gain on sale of investments             46,501,798           (243,291)
 Net change in unrealized appreciation               287,859,202         20,102,753
                                                  --------------       ------------
 Net increase in net assets from operations          332,676,561         19,583,262

 ...................................................................................

Distribution to shareholders from:
 Net investment income                                         0                  0
 Net realized short-term gain                                  0                  0
 Net realized long-term gain                                   0                  0
                                                  --------------       ------------
 Total distributions to shareholders                           0                  0
 ...................................................................................

From Fund share transactions:
 Proceeds from shares sold                         1,289,718,462        224,762,208
 Reinvestment of dividends and capital gain
   distributions                                               0                  0
 Payments for shares redeemed                       (327,419,790)       (25,925,063)
                                                  --------------       ------------
 Net increase in net assets from Fund share
   transactions                                      962,298,672        198,837,145
                                                  --------------       ------------
 ...................................................................................

Total increase in net assets                       1,294,975,233        218,420,407
 Net assets:
 Beginning of period                                 218,420,407                  0
                                                  --------------       ------------
 End of period                                    $1,513,395,640       $218,420,407
                                                  ==============       ============
 Undistributed net investment loss                $   (1,960,639)      $   (276,200)
                                                  ==============       ============

46  The Oakmark Family of Funds

 ................................................................................

                                                     The Oakmark
                                                Equity and Income Fund

                                         Eleven Months Ended      Year Ended
                                          September 30, 1997   October 31, 1996
-------------------------------------------------------------------------------
From Operations:
 Net investment income                       $   471,744         $   125,528
 Net realized gain on sale of investments        904,824             161,939
 Net change in unrealized appreciation         4,554,518             903,718
                                             -----------         -----------
 Net increase in net assets from operations    5,931,086           1,191,185

 ...............................................................................

Distribution to shareholders from:(1)
 Net investment income                          (148,466)                  0
 Net realized short-term gain                   (162,188)                  0
 Net realized long-term gain                           0                   0
                                             -----------         -----------
 Total distributions to shareholders            (310,654)                  0

 ...............................................................................

From Fund share transactions:

 Proceeds from shares sold                    24,903,007          15,231,573
 Reinvestment of dividends and capital gain
   distributions                                 288,850                   0
 Payments for shares redeemed                (11,148,702)         (2,623,832)
                                             -----------         -----------
 Net increase in net assets from Fund share
   transactions                               14,043,155          12,607,741
                                             -----------         -----------
 ...............................................................................

Total increase in net assets                  19,663,587          13,798,926
 Net assets:
 Beginning of period                          13,798,926                   0
                                             -----------         -----------
 End of period                               $33,462,513         $13,798,926
                                             ===========         ===========
 Undistributed net investment income         $   448,806         $   125,528
                                             ===========         ===========

(1) Distributions per share:
    Net investment income                          .1202                   0
    Net realized short-term gain                   .1311                   0
    Net realized long-term gain                        0                   0
                                             -----------         -----------
    Total distributions to shareholders            .2513                   0

See accompanying notes to financial statements.  The Oakmark Family of Funds  47

The Oakmark Family of Funds

Statement of Changes in Net Assets--September 30, 1997 cont.

 ...............................................................................................................................
                                                                                          The Oakmark
                                                                                       International Fund

                                                               Eleven Months Ended         Year Ended            Year Ended
                                                                September 30, 1997      October 31, 1996      October 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
From Operations:
   Net investment income                                           $   27,666,383        $   14,823,124        $   13,743,307
   Net realized gain on sale of investments                           217,090,057             2,806,950            62,822,164
   Net realized gain (loss) on foreign currency
     transactions                                                      17,724,883            (1,017,660)          (26,735,730)
   Net change in unrealized appreciation (depreciation)                70,717,122           176,382,416          (120,637,092)
   Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                             3,426,674             5,165,941            17,767,564
   Net change in unrealized appreciation (depreciation)
     -other                                                               197,532              (363,425)              (20,391)
                                                                   --------------        --------------        --------------
   Net increase (decrease) in net assets
     from operations                                                  336,822,651           197,797,346           (53,060,178)

 ...............................................................................................................................

Distribution to shareholders from (1):
   Net investment income                                              (12,477,945)                    0                     0
   Net realized short-term gain                                                 0           (29,886,815)          (56,722,392)
   Net realized long-term gain                                                  0           (32,229,556)          (30,791,949)
                                                                   --------------        --------------        --------------
   Total distributions to shareholders                                (12,477,945)          (62,116,371)          (87,514,341)

 ...............................................................................................................................

From Fund share transactions:
   Proceeds from shares sold                                          710,447,882           563,952,538           312,101,705
   Reinvestment of dividends and capital gain
     distributions                                                     11,903,359            57,852,161            81,810,540
   Payments for shares redeemed                                      (572,115,610)         (404,450,022)         (719,598,750)
                                                                   --------------        --------------        --------------

   Net increase in net assets from Fund share
     transactions                                                     150,235,631           217,354,677          (325,686,505)
                                                                   --------------        --------------        --------------

 ...............................................................................................................................

Total increase (decrease) in net assets                               474,580,337           353,035,652          (466,261,024)
   Net assets:
   Beginning of period                                              1,172,767,194           819,731,542         1,285,992,566
                                                                   --------------        --------------        --------------
   End of period                                                   $1,647,347,531        $1,172,767,194        $  819,731,542
                                                                   ==============        ==============        ==============
   Undistributed net investment income                             $   61,390,009        $   46,201,571        $   31,378,447
                                                                   ==============        ==============        ==============

(1): Distributions per share:
     Net investment income                                                  .1617                     0                     0
     Net realized short-term gain                                               0                 .5020                 .6863
     Net realized long-term gain                                                0                 .5413                 .3725
                                                                   --------------        --------------        --------------
     Total distributions to shareholders                           $        .1617        $       1.0433        $       1.0588

48  The Oakmark Family of Funds

 ....................................................................................................................................

                                                                                The Oakmark International
                                                                                      Small Cap Fund

                                                                   Eleven Months Ended              Year Ended
                                                                   September 30, 1997            October 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                            $      646,048                $      155,101
  Net realized gain on sale of investments                              6,250,624                     1,284,213
  Net realized loss on foreign currency
     transactions                                                        (232,740)                      (24,656)
  Net change in unrealized appreciation (depreciation)                 (1,464,546)                      296,393
  Net change in unrealized appreciation (depreciation)
     of forward currency exchange contracts                                     0                             0
  Net change in unrealized appreciation (depreciation)
     --other                                                                5,257                        (1,788)
                                                                  ---------------                --------------
  Net increase (decrease) in net assets
     from operations                                                    5,204,643                     1,709,263
 ....................................................................................................................................

Distribution to shareholders from (1):
  Net investment income                                                  (279,216)                            0
  Net realized short-term gain                                         (1,285,114)                            0
  Net realized long-term gain                                                   0                             0
                                                                  ---------------                --------------
  Total distributions to shareholders                                  (1,564,330)                            0
 ....................................................................................................................................

From Fund share transactions:
  Proceeds from shares sold                                            63,012,100                    43,181,467
  Reinvestment of dividends and capital gain
     distributions                                                      1,523,977                             0
  Payments for shares redeemed                                        (41,955,631)                   (5,138,689)
                                                                  ---------------                --------------
  Net increase in net assets from Fund share
     transactions                                                      22,580,446                    38,042,778
                                                                  ---------------                --------------
 ....................................................................................................................................

Total increase in net assets                                           26,220,759                    39,752,041
  Net assets:
  Beginning of period                                                  39,752,041                             0
                                                                  ---------------                --------------
  End of period                                                   $    65,972,800                $   39,752,041
                                                                  ===============                ==============
  Undistributed net investment income                             $       521,933                $      155,101
                                                                  ===============                ==============

(1): Distributions per share:
     Net investment income                                                  .0777                             0
     Net realized short-term gain                                           .3581                             0
     Net realized long-term gain                                                0                             0
                                                                  ---------------                --------------
     Total distributions to shareholders                          $         .4358                             0


See accompanying notes to financial statements.  The Oakmark Family of Funds  49

                          THE OAKMARK FAMILY OF FUNDS

                         Notes to Financial Statements
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). The International Small Cap Fund was named The Oakmark International Emerging Value Fund prior to March 1, 1997. The Oakmark Equity and Income Fund was named The Oakmark Balanced Fund prior to July 15, 1997. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Security valuation--

Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committee of the Board of Trustees.

Foreign currency translations--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30, 1997, only the International and Int'l Small Cap Funds had foreign currency transactions. "Net unrealized appreciation (depreciation)-- other" includes the following components:

                                                                  International
                                                    International   Small Cap
Unrealized depreciation on dividends and
   dividend reclaims receivable                       $ (4,642)      $  (996)

Unrealized appreciation (depreciation) on open
   securities purchases and sales                       19,690         6,723

Unrealized depreciation on transaction hedge
   purchases and sales                                 (13,334)       (2,356)
Other--net                                               1,686            98
                                                      --------       -------
   Net Unrealized Appreciation
    (Depreciation)--Other                             $  3,400       $ 3,469
                                                      ========       =======

Security transactions and investment income--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Forward foreign currency contracts--

At September 30, 1997, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

50  The Oakmark Family of Funds

  The International Fund had the following outstanding contracts at September 30, 1997:

Portfolio Hedges:
                                                                                              Unrealized
                                                                        Settlement          Appreciation at
          US Dollars Purchased          Foreign Currency Sold              Date            September 30, 1997
         -------------------------------------------------------------------------------------------------------
              $30,000,000            18,426,387  Pounds Sterling        October 1997             $316,838
               20,000,000            12,383,901  Pounds Sterling        November 1997              58,837
               14,997,879             9,217,156  Pounds Sterling        November 1997             135,963
                7,464,750             4,625,000  Pounds Sterling        November 1997              18,548
                                                                                                 --------
                                                                                                 $530,186
                                                                                                 ========

Transaction Hedges: Foreign  Currency Purchases:

                                                                                         Unrealized Appreciation
                                                                         Settlement         (Depreciation) at
           US Dollars Sold           Foreign Currency Purchased             Date           September 30, 1997
         -------------------------------------------------------------------------------------------------------
               $  192,069               279,595  Swiss Franc            October 1997             $    171
                1,029,979           124,143,318  Japanese Yen           October 1997               (1,195)
                   28,285                86,270  Malaysian Ringgit      October 1997               (1,693)
                                                                                                 --------
                                                                                                 $ (2,717)
                                                                                                 ========

Foreign Currency Sales:

                                                                                         Unrealized Appreciation
                                                                         Settlement          Depreciation at
          US Dollars Purchased            Foreign Currency Sold              Date           September 30, 1997
         -------------------------------------------------------------------------------------------------------
               $  799,022             1,107,753  Australian Dollar      October 1997             $ (5,151)
                1,594,860             2,203,150  Australian Dollar      October 1997               (4,517)
                  269,253               372,205  Australian Dollar      October 1997                 (949)
                                                                                                 --------
                                                                                                 $(10,617)
                                                                                                 ========

The Int'l Small Cap Fund had the following outstanding transaction hedges on purchases of securities: Foreign Currency Purchases at September 30, 1997:

                                                                                          Unrealized Appreciation
                                                                         Settlement          (Depreciation) at
             US Dollars Sold            Foreign Currency Purchased          Date             September 30, 1997
         -------------------------------------------------------------------------------------------------------
                 $100,994               140,016  Australian Dollar      October 1997              $   651
                   11,092                15,323  Australian Dollar      October 1997                   31
                   18,010                24,897  Australian Dollar      October 1997                   64
                    9,076                12,622  Australian Dollar      October 1997                   86
                    3,731                 5,148  Australian Dollar      October 1997                    6
                  251,514               154,303  Pounds Sterling        October 1997               (2,700)
                   18,030               139,520  Hong Kong Dollar       October 1997                    -
                   54,596            93,905,875  Italian Lira           October 1997                 (195)
                    9,393             1,132,170  Japanese Yen           October 1997                  (11)
                   34,836             4,209,573  Japanese Yen           October 1997                   49
                   23,965             2,896,680  Japanese Yen           October 1997                   40
                   23,192             2,809,215  Japanese Yen           October 1997                   88
                   19,973             2,419,280  Japanese Yen           October 1997                   76
                   15,814               526,908  Philippine Peso        October 1997                 (541)
                                                                                                 --------
                                                                                                  $(2,356)
                                                                                                  =======

At September 30, 1997, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

                                                 The Oakmark Family of Funds  51

                          THE OAKMARK FAMILY OF FUNDS

          ......................................................................
Securities lending--

Each Fund except The Oakmark Fund may lend portfolio securities to broker-dealers and banks.

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Funds receive income from lending securities by investing the collateral and continue to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Funds could incur a loss. The market values (in thousands) of securities on loan to broker-dealers at September 30, 1997 are shown below.

                                                                           Int'l
                                               Equity &                    Small
                          Select   Small Cap   Income     International     Cap
--------------------------------------------------------------------------------
Market Value of
  Securities Loaned         0      $115,444    $2,758       $200,605       $1,874
Collateral (Cash and
  U.S. Treasuries)          0       120,820     2,836        209,792        2,601

Federal income taxes, dividends and distributions to shareholders--

No provision is made for Federal income taxes since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

2.   TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets and .85% on the excess of $5 billion of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% on the excess of $5 billion of net assets as determined at the end of each calendar month. Select pays 1% of net assets, Small Cap pays 1.25% of net assets, Equity and Income pays .75% of net assets and Int'l Small Cap pays 1.25% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed through Oct. 31, 1998 to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.50% for domestic funds and 2.0% for international funds. For the eleven months ended September 30, 1997 the Adviser has waived $39,450 of expenses for Equity and Income.

Beginning October 1, 1997, Small Cap will pay 1.25% on the first $1 billion of net assets, 1.15% on the next $500 million of net assets, 1.1% on the next $500 million of net assets, 1.05% on the next $500 million of net assets and 1.0% on the excess of $2.5 billion. Select will pay 1% on the first $1 billion of net assets, .95% on the next $500 million, .90% on the next $500 million, .85% on the next $500 million and .80% on the excess of $2.5 billion.

In connection with the organization of the Funds, expenses of approximately $146,500 and $47,000 were advanced to Oakmark and International, approximately $7,283 each to Small Cap, Equity and Income and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2000 for Small Cap, Equity and Income and Int'l Small Cap, and October, 2001 for Select. Oakmark and International have fully amortized all organization expenses. Registration expenses of approximately $62,282, $56,751, $56,811 and $56,726 were advanced to Select, Small Cap, Equity and Income and Int'l Small Cap, respectively, by the Adviser. Registration expenses have been fully amortized for all funds.

During the eleven months ended September 30, 1997, the Funds incurred brokerage commissions of $3,094,186, $750,698, $1,906,448, $24,588, $5,319,725 and
$332,214 of which $997,845, $341,805, $401,345, $15,611, $9,732, and $732 were paid by Oakmark, Select, Small Cap, Equity and Income, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

52  The Oakmark Family of Funds

3. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares (in thousands):

                                                                      Eleven Months Ended September 30, 1997
                                                    -----------------------------------------------------------------------------
                                                                                          Equity &                    Int'l Small
                                                    Oakmark      Select      Small Cap     Income   International        Cap
           ----------------------------------------------------------------------------------------------------------------------
           Shares sold                              57,226       45,529        78,065       1,941       41,288           5,229
           Shares issued in reinvestment
            of dividends                             7,962            0             0          25          793             135
           Less shares redeemed                    (26,115)     (11,063)      (20,201)       (880)     (32,946)         (3,438)
                                                   -------      -------       -------       -----      -------          ------
           Net increase in shares
            outstanding                             39,073       31,466        57,864       1,086        9,135           1,926
                                                   =======      =======       =======       =====      =======          ======

                                                                               Year Ended October 31, 1996
                                                                -----------------------------------------------------------------
                                                                                          Equity &                    Int'l Small
                                                                Oakmark      Small Cap     Income   International        Cap
           ----------------------------------------------------------------------------------------------------------------------
           Shares sold                                           59,070        18,656       1,466       39,590           3,943
           Shares issued in reinvestment
            of dividends                                          3,733             0           0        4,757               0
           Less shares redeemed                                 (40,632)       (2,102)       (244)     (28,966)           (460)
                                                                -------       -------       -----      -------          ------
           Net increase in shares
            outstanding                                          22,171        16,554       1,222       15,381           3,483
                                                                =======       =======       =====      =======          ======

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                                          Int'l
                                                                Equity &                  Small
                               Oakmark     Select   Small Cap    Income   International    Cap
       -----------------------------------------------------------------------------------------
       Purchases              $1,469,998  $474,370  $1,033,683   $24,488     $977,409    $52,411
       Proceeds from sales       782,546    91,543     185,180    10,736      828,231     33,879

5. SHORT TERM BORROWINGS

To facilitate portfolio liquidity, the Funds maintain credit arrangements under which they can borrow against portfolio securities for temporary purposes. During the eleven months ended September 30, 1997, bank borrowing activity was as follows:


                                                                          Average Debt               Maximum Amount
                           Debt Outstanding at  Weighted Average   Outstanding During Period   Outstanding During Period
                              End of Period       Interest Rate          (in thousands)              (in thousands)
      ..................................................................................................................
      Select                       $0                 6.217%                  $126                      $10,000
      Small Cap                    $0                 6.318%                  $198                      $19,000
      Equity and Income            $0                 6.215%                  $  6                      $ 1,000


                                                 The Oakmark Family of Funds  53

                          THE OAKMARK FAMILY OF FUNDS

          ......................................................................

6. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

An affiliated issuer, as defined under the Investment Company Act of 1940, is a company in which a Fund holds 5% or more of the voting securities. A summary of the Funds' transactions in the securities of these issuers during the eleven months ended September 30, 1997 is set forth below:

Summary of Transactions with Affiliated Companies
The Oakmark Fund

                                                                                                                      Market
                                                             Purchases            Sales           Dividend            Value
          Affiliates                                           (Cost)          (Proceeds)          Income       September 30, 1997
          ........................................................................................................................
          AC Nielsen Corporation                            $ 53,012,045                 -                -      $  114,336,000
          AMBAC, Inc.                                                  -                 -       $1,481,558         178,609,988
          The Black & Decker Corporation                     102,620,969                 -                -         262,023,950
          Carson Pirie Scott & Company                                 -                 -                -          39,437,500
          GC Companies, Inc.                                           -       $ 3,470,984                -          17,071,000
          Juno Lighting, Incorporated                          3,150,000                 -          315,200          18,580,625
          Knight Ridder                                       12,090,376                 -        2,694,520         254,006,250
          Polaroid Corporation                                61,073,274                 -        2,333,100         221,744,250
          SPX Corporation                                      3,529,357         7,846,953          184,830          51,308,600
                                                            ------------       -----------       ----------      --------------
          Totals                                             235,476,021        11,317,937        7,009,208       1,157,118,163

Summary of Transactions with Affiliated Companies
The Oakmark Small Cap Fund
                                                                                                                       Market
                                                              Purchases            Sales           Dividend            Value
          Affiliates                                           (Cost)          (Proceeds)          Income       September 30, 1997
          ........................................................................................................................
          Ascent Entertainment Group, Inc.                  $ 19,424,991                 -                -      $   18,975,000
          Atchison Casting Corporation                        11,239,014                 -                -          15,096,000
          Binks Sames Corporation                              9,915,025                 -       $   21,890          10,728,840
          Castle & Cooke, Inc.                                20,176,090       $    82,277                -          28,260,000
          The Carbide/Graphite Group, Inc.                    11,684,094         1,338,080                -          27,200,000
          Chartwell Re Corporation                            20,014,224         1,612,626           80,000          31,950,000
          Cole National Corporation                           32,221,622         2,206,998                -          41,562,500
          Columbus McKinnon Corporation                       14,353,240                 -          112,658          21,220,500
          Duff & Phelps Credit Rating Company                  1,118,438                 -           33,813           9,497,600
          Gardner Denver Machinery, Inc.                       9,996,693                 -                -          30,318,750
          Highlands Insurance Group, Inc.                     18,094,744         1,631,001                -          26,812,500
          International Multifoods Corporation                25,688,035                 -          206,400          30,637,500
          MagneTek, Inc.                                      37,698,978         4,508,884                -          53,700,000
          NVR Inc.                                            14,311,318         1,323,089                -          26,000,000
          Northwest Pipe Company                               5,238,250                 -                -          14,040,000
          Pocahontas Federal Savings and
            Loan Assn.                                                 -                 -          123,900           4,620,000
          PXRE Corporation                                    32,976,461                 -          346,500          37,433,125
          Ralcorp Holdings, Inc.                              28,831,676         1,529,949           45,100          56,062,500
          RenaissanceRe Holdings                              45,105,022            17,344          591,825          62,470,337
          Barry (R.G.) Corporation                             7,448,617                 -                -           8,278,594
          Savings Bank of the Finger Lakes                       114,375                 -           27,450           2,256,000
          Scotsman Industries, Inc.                           27,930,792           386,712           64,618          27,037,500
          SPX Corporation                                     25,821,828         5,209,408          123,500          52,762,500


54  The Oakmark Family of Funds


                                                                                              Market
                                               Purchases        Sales       Dividend          Value
     Affiliates                                  (Cost)      (Proceeds)      Income     September 30, 1997
     .....................................................................................................
     TCI Satellite Entertainment, Inc.        $ 34,421,429   $ 1,934,316            -      $ 28,737,500
     Titan Exploration, Inc.                    33,215,790             -            -        36,000,000
     Triarc Companies, Inc.                     25,298,057       824,097            -        33,216,312
     Zurn Industries, Inc.                      12,045,748             -   $  196,670        23,614,250
                                              ------------   -----------   ----------      ------------
     Totals                                    524,384,551    22,604,781    1,974,324       758,487,808

Summary of Transactions with Affiliated Companies
The Oakmark International Fund


                                                                                              Market
                                               Purchases        Sales       Dividend          Value
     Affiliates                                  (Cost)      (Proceeds)      Income     September 30, 1997
     .....................................................................................................
     Fernz Corporation Ltd.                   $ 38,924,697             -   $  792,093      $ 40,171,130
     Varitronix International Limited           13,005,765             -      869,801        29,165,831
     Hong Kong Aircraft Engineering
       Company                                   6,144,747             -      947,202        30,883,574
     Giordano International Limited             17,975,935   $ 1,498,722      835,744        26,656,113
     Lamex Holdings Ltd.                                 -             -       63,447         4,808,219
     Chargeurs International Sa                 17,210,972             -    1,088,845        44,587,497
     European Vinyls Corporation Intl. NV       12,063,518             -    1,856,537        32,957,974
     Cordiant LPC                               18,888,229     4,256,573      677,913        75,906,653
     Sedgwick Group PLC                         64,593,626             -    1,550,384        65,759,770
     Quilmes Industrial SA                      61,379,416     2,399,479      908,562        80,471,350
     BYC Co. Ltd.                                  611,730       182,663       27,752         3,686,743
     Keumkang Ltd.                              11,139,897             -      150,450        16,327,869
     Fila Holding S.p.A.                        57,218,278             -      116,960        50,848,875
                                              ------------   -----------   ----------      ------------
     Totals                                    319,156,810     8,337,437    9,885,690       502,231,598

Summary of Transactions with Affiliated Companies
The Oakmark International Small Cap Fund

                                                                                              Market
                                               Purchases        Sales       Dividend          Value
     Affiliates                                  (Cost)      (Proceeds)      Income     September 30, 1997
     .....................................................................................................
     Designer Textiles (NZ) Limited           $  1,768,118             -   $  112,978      $  1,498,096
     Matichon Public Company Limited             2,799,560             -            -         1,835,200
     Solution 6 Holdings Ltd.                    1,569,845             -            -         1,871,590
                                              ------------   -----------   ----------      ------------
     Totals                                      6,137,523             -      112,978         5,204,886


                        The Oakmark Family of Funds  55

THE OAKMARK FUND

       Financial Highlights
 ................................................................................

     For a share outstanding throughout each period


                                                    Eleven                     Year Ended October 31,                 Period Ended
                                                 Months Ended    ---------------------------------------------------   October 31,
                                              September 30, 1997   1996       1995       1994       1993      1992      1991(a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  32.39       $  28.47   $  25.21   $  24.18   $  17.11   $ 12.10    $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                        0.36           0.34       0.30       0.27       0.17     (0.03)    (0.01)
  Net Gains or Losses on Securities
  (both realized and unrealized)                     10.67           4.70       4.66       1.76       7.15      5.04      2.11
                                                  --------       --------   --------   --------   --------   -------    ------
Total From Investment Operations                     11.03           5.04       4.96       2.03       7.32      5.01      2.10
Less Distributions:
  Dividends (from net investment
     income)                                         (0.34)         (0.28)     (0.23)     (0.23)     (0.04)       --        --
  Distributions (from capital gains)                 (1.87)         (0.84)     (1.47)     (0.77)     (0.21)       --        --
                                                  --------       --------   --------   --------   --------   -------    ------
  Total Distributions                                (2.21)         (1.12)     (1.70)     (1.00)     (0.25)       --        --
                                                  --------       --------   --------   --------   --------   -------    ------
Net Asset Value, End of Period                    $  41.21       $  32.29      28.47   $  25.21   $  24.18   $ 17.11    $12.10
                                                  ========       ========   ========   ========   ========   =======    ======
Total Return                                         39.24%*        18.07%     21.55%      8.77%     43.21%    41.40%    87.10%*
Ratios/Supplemental Data:
  Net Assets, End of Period
    ($ million)                                   $6,614.9       $3,933.9   $2,827.1   $1,677.3   $1,107.0   $ 114.7    $  4.8
  Ratio of Expenses to Average
    Net Assets                                        1.08%*         1.18%      1.17%      1.22%      1.32%     1.70%     2.50%(b)*
  Ratio of Net Income (Loss)
    to Average Net Assets                             1.19%*         1.13%      1.27%      1.19%      0.94%    (0.24)%   (0.66)%(b)*
  Portfolio Turnover Rate                             17.3%          23.7%      18.0%      29.3%      18.0%     34.0%      0.0%
  Average Brokerage
    Commission Paid                               $ 0.0537       $ 0.0530       n/a        n/a        n/a       n/a       n/a


*Data has been annualized.

(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the adviser, the annualized ratio of expenses to average net asset would have been 4.92% and the annualized ratio of net income (loss) to average net assets would have been (3.08%).

56  The Oakmark Family Of Funds

THE OAKMARK SELECT FUND

       Financial Highlights
 ................................................................................

       For a share outstanding throughout the period


                                                                    Eleven
                                                                 Months Ended
                                                              September 30, 1997
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                       (0.01)
  Net Gains or Losses on Securities (both realized and unrealized)    6.35
                                                                   -------
  Total From Investment Operations                                    6.34
Less Distributions:
  Dividends (from net investment income)                              0.00
  Distributions (from capital gains)                                  0.00
                                                                   -------
  Total Distributions                                                 0.00
                                                                   -------
Net Asset Value, End of Period                                     $ 16.34
                                                                   =======
Total Return                                                         69.16%*
Ratios/Supplemental Data:
  Net Assets, End of Period ($million)                             $514.17
  Ratio of Expenses to Average Net Assets                             1.12%*
  Ratio of Net Income (Loss) to Average Net Assets                   (0.11%)*
  Portfolio Turnover Rate                                            36.93%
  Average Commission Rate Paid                                     $ .0573


*Data has been annualized.

See accompanying notes to financial statements.

                                                 THE OAKMARK FAMILY OF FUNDS  57

                          The Oakmark Small Cap Fund
                             Financial Highlights

 ................................................................................

                For a share outstanding throughout each period

                                                                                 Eleven             Year Ended
                                                                              Months Ended          October 31,
                                                                           September 30, 1997          1996
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $  13.19             $ 10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                     (0.01)              (0.02)
   Net Gains or Losses on Securities (both realized and unrealized)                  7.16                3.21
                                                                                 --------             -------
   Total From Investment Operations                                                  7.15                3.19
Less Distributions:
   Dividends (from net investment income)                                            0.00                0.00
   Distributions (from capital gains)                                                0.00                0.00
                                                                                 --------             -------
   Total Distributions                                                               0.00                0.00
                                                                                 --------             -------
Net Asset Value, End of Period                                                   $  20.34             $ 13.19
                                                                                 ========             =======

Total Return                                                                        59.14%*             31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                          $1,513.4             $ 218.4
   Ratio of Expenses to Average Net Assets                                           1.37%*              1.61%
   Ratio of Net Income (Loss) to Average Net Assets                                 (0.25%)*            (0.29%)
   Portfolio Turnover Rate                                                          26.88%              23.15%
   Average Commission Rate Paid                                                  $ 0.0482             $0.0520

*Data has been annualized.

58  The Oakmark Family of Funds

                      The Oakmark Equity and Income Fund
                             Financial Highlights

 ................................................................................

                For a share outstanding throughout each period



                                                                              Eleven Months           Year
                                                                                  Ended               Ended
                                                                            September 30, 1997   October 31, 1996
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $ 11.29             $ 10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                       0.21                0.10
   Net Gains or Losses on Securities (both realized and unrealized)                   3.24                1.19
                                                                                   -------             -------
   Total From Investment Operations                                                   3.45                1.29
Less Distributions:
   Dividends (from net investment income)                                            (0.12)               0.00
   Distributions (from capital gains)                                                (0.13)               0.00
                                                                                   -------             -------
   Total Distributions                                                               (0.25)               0.00
                                                                                   -------             -------
Net Asset Value, End of Period                                                     $ 14.49             $ 11.29
                                                                                   =======             =======
Total Return                                                                         34.01%*             12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                            $ 33.46             $  13.8
   Ratio of Expenses to Average Net Assets (a)                                        1.50%*              2.50%
   Ratio of Net Income (Loss) to Average Net Assets (a)                               2.38%*              1.21%
   Portfolio Turnover Rate                                                           52.82%              66.35%
   Average Commission Rate Paid                                                    $0.0554             $0.0581

*Data has been annualized.

(a) If the fund paid all of its expenses and there had been no expense reimbursement by the investment adviser, for the period ended September 30, 1997 and the year ended October 31, 1996, the ratios of expenses to average net assets would have been 1.70%* and 2.64% respectively, and the ratios of net income to average net assets would have been 2.18%* and 1.08% respectively.


See accompanying notes to financial statements.

                                                 The Oakmark Family of Funds  59

                        The Oakmark International Fund

                             Financial Highlights
 ................................................................................

                For a share outstanding throughout each period



                                                   Eleven               Year Ended October 31,                  Period Ended
                                                Months Ended      -------------------------------------------    October 31,
                                             September 30, 1997     1996        1995         1994      1993        1992(a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  14.92         $  12.97     $ 14.50      $  14.09   $ 9.80    $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      0.27             0.09        0.30          0.21     0.06          0.26
   Net Gains or Losses on Securities
   (both realized and unrealized)                    3.74             2.90       (0.77)         0.43     4.48         (0.46)
                                                 --------         --------     -------      --------   ------    ----------
   Total From Investment Operations                  4.01             2.99       (0.47)         0.64     4.54         (0.20)
Less Distributions:
   Dividends (from net investment income)           (0.16)            0.00        0.00         (0.08)   (0.25)           --
   Distributions (from capital gains)                0.00            (1.04)      (1.06)        (0.15)       N            --
                                                 --------         --------     -------      --------   ------    ----------
   Total Distributions                              (0.16)           (1.04)      (1.06)        (0.23)   (0.25)           --
                                                 --------         --------     -------      --------   ------    ----------
Net Asset Value, End of Period                   $  18.77         $  14.92     $ 12.97      $  14.50   $14.09    $     9.80
                                                 ========         ========     =======      ========   ======    ==========
Total Return                                        29.63%*          24.90%      (3.06)%        4.62%   47.49%       (22.81%)*
Ratios/Supplemental Data:
   Net Assets, End of Period ($ million)         $1,647.3         $1,172.8     $ 819.7      $1,286.0   $815.4    $     23.5
   Ratio of Expenses to Average Net Assets           1.26%*           1.32%       1.40%         1.37%    1.26%         2.04%*
   Ratio of Net Income (Loss)
      to Average Net Assets                          2.09%*           1.45%       1.40%         1.44%    1.55%        37.02%*
   Portfolio Turnover Rate                          61.28%           41.83%      26.49%        55.00%   21.00%            0%
   Average Commission Rate Paid                  $ 0.0052         $ 0.0158         n/a           n/a      n/a           n/a

*Data has been annualized.

(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.


60  The Oakmark Family of Funds

                   The Oakmark International Small Cap Fund
                             Financial Highlights
 ................................................................................


                For a share outstanding throughout each period



                                                                       Eleven                                          Year
                                                                    Months Ended                                      Ended
                                                                 September 30, 1997                              October 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  11.41                                      $  10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                            0.13                                          0.04
  Net Gains or Losses on Securities (both realized and unrealized)        1.10                                          1.37
                                                                      --------                                      --------
  Total From Investment Operations                                        1.23                                          1.41
Less Distributions:
  Dividends (from net investment income)                                 (0.08)                                         0.00
  Distributions (from capital gains)                                     (0.36)                                         0.00
                                                                      --------                                      --------
  Total Distributions                                                    (0.44)                                         0.00
                                                                      --------                                      --------
Net Asset Value, End of Period                                        $  12.20                                      $  11.41
                                                                      ========                                      ========
  Total Return                                                           12.07%*                                       14.15%
Ratios/Supplemental Data:
  Net Assets, End of Period ($million)                                $  65.97                                      $  39.80
  Ratio of Expenses to Average Net Assets                                 1.93%*                                        2.50%(a)
  Ratio of Net Income (Loss) to Average Net Assets                        1.23%*                                        0.65%(a)
  Portfolio Turnover Rate                                                62.63%                                        27.44%
  Average Commission Rate Paid                                        $ 0.0025                                      $ 0.0036

*Data has been annualized.
(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment adviser, the ratio of expenses to average net assets would have been 2.65% and the ratio of net income to average net assets would have been .50%.


See accompanying notes to financial statements.

                                                 The Oakmark Family of Funds  61

The Oakmark Family of Funds

Report of Independent Public Accountants

 ................................................................................

To the Shareholders and Board of Trustees of Harris Associates Investment Trust:

     We have audited the accompanying statements of assets and liabilities of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund, The Oakmark International Fund, and The Oakmark International Small Cap Fund (each a series of Harris Associates Investment Trust), including the schedules of investments on pages 6-8, 11-12, 15-17, 20-23, 27-30 and 34-37, as of September 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund, The Oakmark International Fund, and The Oakmark International Small Cap Fund of the Harris Associates Investment Trust as of September 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


Arthur Andersen LLP
Chicago, Illinois
October 24, 1997


62  The Oakmark Family of Funds

The Oakmark Family Of Funds

     Trustees and Officers
     ...........................................................................

     Trustees
       Michael J. Friduss
       Thomas H. Hayden
       Christine M. Maki
       Victor A. Morgenstern
       Allan J. Reich
       Marv Rotter
       Burton W. Ruder
       Peter S. Voss
       Gary Wilner, M.D.

     Officers
       Victor A. Morgenstern--Chairman
       Robert M. Levy--President
       Robert J. Sanborn--Executive Vice President
       David G. Herro--Vice President
       Clyde S. McGregor--Vice President
       William C. Nygren--Vice President
       Steven J. Reid--Vice President
       Michael J. Welsh--Vice President
       Donald Terao--Vice President--Finance
       Anita M. Nagler--Secretary
       Ann W. Regan--Vice President--
        Shareholder Operations and Assistant Secretary
       Kristi L. Rowsell--Treasurer


     Other Information

     Investment Adviser
       Harris Associates L.P.
       Two North LaSalle Street
       Chicago, Illinois 60602-3790

     Transfer Agent
       State Street Bank and Trust Company
       Attention: The Oakmark Family of Funds
       P.O. Box 8510
       Boston, Massachusetts 02266-8510

     Legal Counsel
       Bell, Boyd & Lloyd
       Chicago, Illinois

     Independent Public Accountants
       Arthur Andersen LLP
       Chicago, Illinois

     For More Information:
       Please call 1-800-OAKMARK
       (1-800-625-6275)

     Website
       www.oakmark.com

     24-hour NAV hotline
       1-800-GROWOAK (1-800-476-9625)



This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

[LOGO OF OAKMARK FAMILY OF FUNDS]

HARRIS ASSOCIATES L.P.
2 NORTH LASALLE STREET
CHICAGO, IL 60602-3790